                                                      REVOCATION STATEMENT

                                 SCHEDULE 14A
                                  (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box: [X]

[X] Preliminary Proxy Statement    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY
                                              (AS PERMITTED BY RULE 14a-6(E)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          COMMERCIAL INTERTECH CORP.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
             -----------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:
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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             -----------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:
             -----------------------------------------------------
  (5) Total fee paid:
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[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

/(R)/[LOGO] Commercial Intertech
            --------------------

Dear Fellow Shareholder:

  United Dominion Industries Limited ("United Dominion") and Opus Acquisition Corporation ("OAC") are attempting to call a special meeting of the shareholders of Commercial Intertech in order to seek to implement their $30 per share tender offer for Commercial Intertech (the "Offer").

  The Commercial Intertech Board of Directors has unanimously concluded that the Offer is inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company.

  Your Board is proceeding with its strategic plan to enhance value for all shareholders through the growth of its core businesses, including the spin-off of our Cuno fluid filtration and purification subsidiary. The Cuno spin-off dividend was declared on July 29, 1996 and is payable to holders of record of Common Shares on August 9, 1996. The Board of Directors believes that the Company's strategic plan provides greater value to shareholders than United Dominion and OAC's inadequate Offer. We continue to be optimistic about the prospects of the Company and Cuno.

  United Dominion and OAC's solicitation of "agent designations" to call a special meeting is an attempt to facilitate their inadequate Offer and to deprive you, our shareholders, of the long term value of their investment in the Company and Cuno. THE BOARD OF DIRECTORS URGES YOU NOT TO EXECUTE OR DELIVER UNITED DOMINION AND OAC'S WHITE AGENT DESIGNATION CARD. IF YOU HAVE RETURNED A WHITE AGENT DESIGNATION CARD, WE URGE YOU TO EXECUTE AND DELIVER COMMERCIAL INTERTECH'S LIGHT-GREEN REVOCATION CARD TODAY.

  This matter is of critical importance to the future of the Company and your investment. The enclosed Proxy Statement contains information as to reasons why you should, and how to, revoke any previously signed and returned WHITE agent designation card. If you own Common Shares or Preferred Shares through the Commercial Intertech Employee Stock Ownership Plan or certain other benefit plans (as discussed in the enclosed Proxy Statement), please be sure to sign and return the enclosed card providing the instructions to the trustee of the applicable plan so that your Common Shares and Preferred Shares will be voted in accordance with your instructions.

  Thank you for your continued support.

                                          Sincerely,

                                          /s/ Paul J. Powers
                                          ------------------

                                          Paul J. Powers

/(R)/[LOGO] Commercial Intertech
            --------------------

  REVOCATION SOLICITATION STATEMENT BY BOARD OF DIRECTORSIN OPPOSITION TO THE
     SOLICITATION MADE BY OPUS ACQUISITION CORPORATION AND UNITED DOMINION
          INDUSTRIES LIMITED TO CALLA SPECIAL MEETING OF SHAREHOLDERS

  This Revocation Solicitation Statement (this "Revocation Statement") and the accompanying LIGHT-GREEN revocation card are being furnished to holders of outstanding common shares, $1.00 par value (the "Common Shares"), and ESOP Convertible Preferred Shares Series B, without par value (the "Preferred Shares" and, together with the Common Shares, the "Shares"), of Commercial Intertech Corp., an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors"), in opposition to the solicitation by United Dominion Industries Limited, a Canadian corporation ("United Dominion"), and Opus Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of United Dominion ("OAC"), of Appointments of Designated Agents ("Agent Designations") to call a special meeting of the shareholders of the Company (the "Special Meeting"). By executing an Agent Designation, a shareholder will designate specified persons as his or her agents (each a "Designated Agent") with authority to take all actions, other than voting the Shares at the Special Meeting, permitted to be taken by Company shareholders under the ORC (as defined below) in order to call and convene the Special Meeting.

  According to a Solicitation Statement filed with the Securities and Exchange Commission (the "SEC") by United Dominion and OAC on July 24, 1996 (the "Solicitation Statement"), the purpose of the Special Meeting would be to consider and vote on the following proposals made by United Dominion and OAC (each of which is opposed by the Board of Directors and management of the Company): (i) a proposal to call on the Company's incumbent directors to redeem the preferred share purchase rights (the "Rights") associated with the Company's common shares, $1.00 par value (the "Common Shares"), pursuant to the Shareholder's Rights Agreement, dated as of November 29, 1989, between the Company and The Mahoning National Bank of Youngstown, as rights agent (the "Rights Agreement"), (ii) a proposal to remove all incumbent directors of the Company, (iii) a proposal to amend the Company's Code of Regulations (the "Regulations") to reduce the size of the Board of Directors from twelve members to three members and to provide that the directors shall serve as a single class having the same term of office and shall not be divided into three classes having staggered terms, (iv) a proposal to elect three new directors nominated by United Dominion and OAC to fill the vacancies resulting from such removal and reduction of the size of the Board of Directors, (v) a proposal to amend the Company's Amended Articles of Incorporation (the "Articles") to repeal Article SIXTH thereof and (vi) a proposal to amend the Regulations to provide that the Ohio Control Share Acquisition Law (as defined below) shall not apply to "control share acquisitions" of Shares, if the acquisition of Common Shares constituting a majority of the voting power of the outstanding Shares (as defined below) by the Company has not yet been authorized by the Company's shareholders pursuant to Section 1701.831 (the "Ohio Control Share Acquisition Law") of the Ohio Revised Code ("ORC") or OAC is not otherwise satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer (described below). Under the ORC and the Regulations, shareholders holding 40% or more of the outstanding Shares (the "Requisite Holders") are entitled to call a special meeting of the Company's shareholders.

  This Revocation Statement and the enclosed LIGHT-GREEN REVOCATION CARD are first being mailed to shareholders on or about August 2, 1996. THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE SOLICITATION BY UNITED DOMINION AND OAC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU NOT SIGN ANY WHITE AGENT DESIGNATION SENT TO YOU BY UNITED DOMINION AND OAC. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED A WHITE AGENT DESIGNATION, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND DELIVER THE ENCLOSED LIGHT-GREEN REVOCATION CARD AS PROMPTLY AS POSSIBLE, BY FAX OR BY

MAIL (USING THE ENCLOSED ENVELOPE), TO MORROW & CO., INC., 909 THIRD AVENUE, 20TH FLOOR, NEW YORK, NEW YORK, 10022, FAX: (212) 754-8362.

  According to the Solicitation Statement, United Dominion and OAC commenced on July 25, 1996 the solicitation of Agent Designations and intend to seek to call the Special Meeting as soon as possible after the date on which United Dominion and OAC have received Agent Designations from holders of 40% of the Shares (excluding Agent Designations from holders of Shares who are not holders on the date United Dominion and OAC deliver a written request to the Company to call the Special Meeting). The Company is soliciting revocations of any Agent Designations which United Dominion and OAC may solicit. As of the date of this Revocation Statement, there are 13,671,332 Common Shares and 1,039,657 Preferred Shares outstanding. Accordingly, United Dominion and OAC would require Agent Designations from the holders of at least 5,883,396 Shares (excluding the 1,000 Common Shares owned by United Dominion and OAC) in order to call the Special Meeting.

  Subject to the provisions for cumulative voting in the election of directors, as described below, each Share is entitled to one vote on all matters brought before the Company's shareholders for a vote.

  Certain Shares are held of record by LaSalle National Trust, N.A. (which succeeded Mellon Bank, N.A. as trustee on July 26, 1996), as trustee (the "ESOP Trustee") for the Commercial Intertech Employee Stock Ownership Plan and Commercial Intertech Retirement Stock Ownership and Savings Plan (the "ESOPs"). The trusts for these plans (the "ESOP Trusts") contain pass-through voting provisions for the participants of the ESOPs, with Shares that are allocated to a participant's account to be voted by the ESOP Trustee as instructed by the participant and Shares that either are not allocated to any participant's account or are allocated but for which no instruction from the participant has been received by the ESOP Trustee voted by the ESOP Trustee proportionately as the allocated Shares for which instructions were received are voted. PARTICIPANTS IN THE ESOPS CAN ONLY EXECUTE THE LIGHT-GREEN REVOCATION CARD WITH RESPECT TO SHARES HELD IN THE ESOPS ON THEIR BEHALF BY INSTRUCTING THE TRUSTEE ON THE FORM THAT WILL BE PROVIDED TO PARTICIPANTS FOR THAT PURPOSE. According to their Solicitation Statement, United Dominion and OAC believe that, notwithstanding the express terms of the trust document, the ESOP Trustee has a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA") to exercise its discretion with respect to voting Shares held in the ESOPs which are allocated to any participant's account but for which no instructions are received by it and for all Shares held in ESOPs which are not allocated to any participant's account. United Dominion and OAC also believe, according to their Solicitation Statement, that the indemnification provisions in favor of the ESOP Trustee contained in the trust documents, which provide full indemnification for the ESOP Trustee only for actions taken upon the written direction of the participants and in accordance with the terms of the ESOP, violate ERISA. According to their Solicitation Statement, United Dominion and OAC believe that the Department of Labor has successfully advanced similar positions in a federal district court case, Reich v. NationsBank of Georgia, N.A., and Martin v. NationsBank of Georgia, N.A., an earlier opinion in the same proceeding.

  In addition, Common Shares are held of record by National City Bank, N.E., as trustee (the "Plan Trustee") for the Company's Non-Qualified Stock Purchase Plan and the Employee Savings and Stock Purchase Plan (the "Plans"). The trusts for these plans (the "Plan Trusts") contain pass-through voting provisions for the participants of the Plans, with Common Shares that are allocated to a participant's account voted by the Plan Trustee as instructed by the participant and Common Shares for which no instruction from the participant has been received by the Plan Trustee voted by the Plan Trustee, in its sole discretion. PARTICIPANTS IN THE PLANS CAN ONLY VOTE COMMON SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE PLAN TRUSTEE ON THE TRUSTEE INSTRUCTION CARD THAT WILL BE PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

  Proxies representing Common Shares held of record will include Common Shares allocated to participants under the Automatic Dividend Reinvestment Plan (the "Dividend Reinvestment Plan") for shareholders of the Company. The form of Proxy accompanying this Proxy Statement can be used to vote such Common Shares held under the Dividend Reinvestment Plan.

  IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO EXECUTE A LIGHT-GREEN REVOCATION CARD ON YOUR BEHALF, VOTING AS RECOMMENDED BY THE COMPANY'S BOARD OF DIRECTORS.

  If you have any questions concerning Company's solicitation of Revocation Cards, or United Dominion's and OAC's solicitation of Agent Designations, please contact Morrow & Co., Inc. at 1-800-566-9061 (Toll-Free).

                  BACKGROUND AND PURPOSE OF THIS SOLICITATION

  On January 23, 1996, at a meeting of the Executive Committee of the Board of Directors, the Executive Committee discussed a number of strategic initiatives with respect to the Company, including the possibility of spinning off the Company's Cuno Incorporated fluid filtration and purification subsidiary ("Cuno") or its Astron metal buildings division.

  On March 5, 1996, Paul J. Powers, Chairman and Chief Executive Officer of the Company, telephoned Tom Walker of Goldman, Sachs & Co. ("Goldman Sachs") to brief Goldman Sachs on strategic initiatives being considered by the Company, and requested that Goldman Sachs meet with senior management of the Company on March 22, 1996, to discuss possible actions to enhance shareholder value.

  On March 22, 1996, senior executives of the Company met with Goldman Sachs to discuss possible actions that would enhance shareholder value. The discussion focused upon the value of the higher growth, higher multiple business of Cuno, the fact that the value of Cuno had not previously received appropriate market recognition because of the Company's mix of lower multiple industrial businesses, Cuno's difficulties in attracting and retaining qualified personnel in light of the Company's existing compensation schemes, and the impact on Cuno of not having an appropriate equity currency for acquisitions of other technology companies. On April 17, 1996, representatives of Goldman Sachs met again with senior executives of the Company. At the April 17 meeting, Goldman Sachs discussed a broad range of strategic alternatives which could enhance shareholder value, including a 100% spin-off of certain subsidiaries, an initial public offering of certain subsidiaries, and divestitures.

  On April 26, 1996, the Company telephoned its legal counsel, Katten Muchin & Zavis ("Katten Muchin"), and instructed Katten Muchin to assemble a transaction team to prepare for a proposed spin-off of Cuno.

  On May 6, 1996, representatives from Goldman Sachs again met with senior executives of the Company. This meeting focused on the alternative of a 100% spin-off of Cuno. Goldman Sachs explained the mechanics of a spin-off and the market perception of such a transaction. Cuno's ability to make acquisitions using its stock after the spin-off was discussed.

  On May 10, 1996, at the request of William R. Holland, the Chief Executive Officer of United Dominion, Mr. Holland met with Paul J. Powers, the Chairman and Chief Executive Officer of the Company, in Youngstown, Ohio. During this meeting, Mr. Holland expressed the view that a combination of the Company with United Dominion would be attractive and suggested a price of $27.00 per share. Mr. Powers indicated that the Company has a policy of independence, and that he believed the Company's prospects on a stand-alone basis were strong.

  By May 16, 1996, the Company was focused upon unlocking shareholder value through a transaction involving Cuno. Representatives from Goldman Sachs and Katten Muchin met with Company officials on that date. At that time, Goldman Sachs outlined a series of options with respect to Cuno, including: a 100% spin-off; an up to 20% initial public offering to be followed by a spin-off; a sale for cash; a sale for stock; and a leveraged buyout.

  On May 21, 1996, the Finance Committee of the Board of Directors met with Goldman Sachs and Katten Muchin to discuss strategic alternatives for Cuno. Goldman Sachs made a presentation on three alternatives at that meeting: an up to 20% initial public offering and a subsequent spin-off, a 100% spin-off and a sale. The discussions focused upon either an up to 20% public offering to be followed by a spin-off or 100% spin-off.

  At a June 18, 1996 Board of Directors meeting, the Board of Directors determined to pursue an up to 20% initial public offering of Cuno, to be followed by a spin-off. The Board of Directors concluded that an up to 20% public offering of Cuno had certain potential advantages over an immediate 100% spin-off, which included: establishing an initial trading market for Cuno to enable the company to begin developing market recognition; permitting Cuno to develop a following among analysts in the fluid filtration industry; and generating immediate cash for the Company. The Board of Directors recognized, however, that the value inherent in Cuno, the ability to attract and retain qualified personnel and the ability to use Cuno stock as acquisition currency could only be realized by a complete separation of Cuno and the Company in the near future. The officers of the Company contacted Katten Muchin and Goldman Sachs to pursue this strategy and prepare a registration statement. Meetings were scheduled with advisers and potential underwriters.

  On June 27, 1996, Mr. Holland faxed to Mr. Powers a letter, which was released to the news media on the same day, containing an unsolicited proposal to acquire the Company pursuant to a transaction in which the Company's shareholders would receive $27.00 in cash for their Common Shares.

  On June 28, 1996, the Company retained Goldman Sachs as its financial advisor with respect to United Dominion's proposal.

  At a meeting on June 29, 1996, the Board of Directors of the Company discussed United Dominion's June 27 letter. On June 30, 1996, the Company issued a press release which stated that the Board of Directors of the Company, at its meeting on June 29, 1996, reaffirmed the Company's long-standing objective of creating shareholder value through the Company's core businesses and indicated that the Board of Directors would review the United Dominion proposal in consultation with its legal and investment advisers. In addition, the Company announced that, as part of its ongoing strategic plans, the Company was preparing a public offering of up to 20% of the stock of Cuno.

  The Company continued to prepare for the public offering of Cuno until the first week of July 1996. At that time, however, the Board of Directors recognized that, if United Dominion's proposal were rejected, and United Dominion continued to pursue its proposal, shareholders of the Company would not, under that proposal, be able to realize the true value of the Company's investment in Cuno. In addition, the Board of Directors believed, after consultation with its financial advisor, that it would not be practicable to pursue the public offering given the uncertainties created by United Dominion's proposal. Accordingly, at their meetings on July 8 and July 11, 1996, the Board of Directors again focused on alternatives for unlocking the value of Cuno, and concluded that such value could more readily be realized through an immediate spin-off.

  On July 11, 1996, United Dominion and OAC announced an unsolicited tender offer to purchase all of the Company's outstanding Common Shares and the associated Rights for a purchase price of $27.00 per Share, net to the seller in cash, without interest thereon (the "Original Offer"). On the same date, the Board of Directors unanimously determined that the Original Offer was inadequate, and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and did not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously determined not to proceed with a public offering of up to 20% of the stock of Cuno, but instead to proceed with a spin-off of 100% of the stock of Cuno to the Company's shareholders (the "Spin-Off"), subject to customary conditions, including the receipt of an opinion of counsel with respect to the tax-free nature of the Spin-Off. The Board of Directors also unanimously approved a program to repurchase up to 2,500,000 Common Shares in open market and privately negotiated transactions (the "Repurchase Program"). On July 12, 1996, United Dominion and OAC filed with the Company an Acquiring Person Statement under the Ohio Control Share Acquisition Law in order to cause the Company to call a special meeting of Company shareholders under the Ohio Share Acquisition Law (the "831 Special Meeting").

  On July 15, 1996, the purchase price of the Original Offer was increased to $30.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in a Revised Offer to Purchase, dated July 16, 1996 (the "Revised Offer"). The stated purpose of the Revised Offer is to acquire control of, and the entire equity interest in, the Company. According to a Revised Offer to Purchase, dated July 16, 1996 (the "Revised Offer to Purchase"), United Dominion intends, following completion of the Revised Offer, to seek to have the Company consummate a merger or similar business combination with OAC or another subsidiary of United Dominion at the same price per Common Share to be paid in the Revised Offer (the "Proposed Merger"), subject to the terms and conditions described in the Revised Offer to Purchase. According to the Revised Offer to Purchase, the Revised Offer is conditioned upon, among other things, the following significant matters:

    (1) The Minimum Condition. There must be validly tendered and not properly withdrawn prior to expiration of the Revised Offer a number of Common Shares which, when added to the Common Shares beneficially owned by OAC and its affiliates, constitutes at least two-thirds of the total voting power of all Common Shares outstanding on a fully diluted basis on the date of purchase.

    (2) The Control Share Condition. The approval of the Control Share Acquisition shall have been obtained from the Company's shareholders or OAC shall be satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer.

    (3) The Business Combination Condition. OAC must be satisfied, in its sole discretion, that the restrictions contained in Chapter 1704 (the "Ohio Business Combination Law") of the ORC will not apply to the acquisition of Common Shares pursuant to the Revised Offer or to the Proposed Merger.

    The Ohio Business Combination Law prohibits certain combinations and other transactions (each, a "Chapter 1704 Transaction"), such as the Proposed Merger, between an issuing public corporation (such as the Company) and any "Interested Shareholder" (defined generally as any person that, directly or indirectly, is entitled to exercise or direct the exercise of 10% or more of the outstanding voting power of a corporation in the election of directors) for a period of three years after the date the person becomes an Interested Shareholder. After such three year period, a Chapter 1704 Transaction between an issuing public corporation and such Interested Shareholder is prohibited unless either certain "fair price" provisions are complied with or the Chapter 1704 Transaction is approved by certain supermajority shareholder votes.

    The Ohio Business Combination Law restrictions do not apply to a Chapter 1704 Transaction with an Interested Shareholder if either the acquisition of the corporation's shares that would cause the Interested Shareholder to become an Interested Shareholder, or the Chapter 1704 Transaction, is approved by a resolution of the board of directors of the corporation adopted prior to the date on which the Interested Shareholder became an Interested Shareholder.

    (4) The Rights Condition. The Rights shall have been redeemed by the Company or OAC shall be satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Revised Offer and the Proposed Merger.

    (5) The Articles Amendment Condition. Article SIXTH of the Articles (which requires a 95% vote to approve a business combination which does not meet certain "fair price" and procedural criteria) shall have been repealed or otherwise amended with the effect that, or OAC shall be otherwise satisfied, in its sole discretion, that, the provisions of such Article will not apply to the Proposed Merger.

  On July 17, 1996, the Board of Directors unanimously concluded that the Revised Offer is inadequate, and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously reaffirmed the Company's prior determination to proceed with the Spin-Off. The Board of Directors also unanimously reaffirmed the Repurchase Program. In addition, the Board of Directors fixed September 3, 1996 as the record date for the solicitation of Agent Designations (on July 25, 1996, the District Court for the Southern District of Ohio declined to issue an injunction restraining United Dominion and OAC from seeking Agent

Designations without regard to such record date) and fixed August 7, 1996 and August 30, 1996 as the record date and meeting date, respectively, for the 831 Special Meeting.

  On July 24, 1996, United Dominion and OAC filed with the SEC preliminary proxy materials relating to the Special Meeting. These materials indicate that, in addition to the matters described in the Solicitation Statement, United Dominion and OAC intend to propose a resolution calling for an unspecified representative of United Dominion and OAC to preside at the Special Meeting and to seek proxy authority to recess the Special Meeting.

  On July 25, 1996, United Dominion and OAC commenced the solicitation of Agent Designations. In connection with such solicitation, United Dominion and OAC are providing the Company's shareholders with a Solicitation Statement and an Agent Designation. A shareholder's execution of an Agent Designation designates specific persons as agents for the shareholder with authority to take all actions necessary to convene the Special Meeting. SIGNING AND RETURNING AN AGENT DESIGNATION FURTHERS THE INTERESTS OF UNITED DOMINION AND OAC IN PURSUING THE REVISED OFFER, WHICH YOUR BOARD OF DIRECTORS HAS DETERMINED IS INADEQUATE AND NOT IN THE BEST INTERESTS OF THE COMPANY, ITS SHAREHOLDERS AND OTHER CONSTITUENCIES. UNITED DOMINION'S AND OAC'S NOMINEES, IF ELECTED, ARE COMMITTED TO ENSURING THAT A FUTURE BOARD OF DIRECTORS OF THE COMPANY APPROVES THEIR OFFER, WHICH YOUR BOARD OF DIRECTORS HAS DETERMINED TO BE INADEQUATE. UNLIKE THE COMPANY'S CURRENT BOARD OF DIRECTORS, FOLLOWING THE SPECIAL MEETING THE BOARD OF DIRECTORS WOULD BE COMPRISED OF UNITED DOMINION'S AND OAC'S HAND-PICKED REPRESENTATIVES. NEITHER UNITED DOMINION NOR OAC HAS ANY FIDUCIARY OBLIGATION TO PROTECT YOUR INTERESTS; THEIR SOLE OBLIGATIONS ARE TO THEIR OWN SHAREHOLDERS.

  If a shareholder signs and returns an Agent Designation to United Dominion and OAC, such shareholder authorizes United Dominion and OAC to call the Special Meeting. The Agent Designations also provide that the agenda for the Special Meeting will include: (i) a proposal to call on the Company's incumbent directors to redeem the Rights, (ii) a proposal to remove all incumbent directors of the Company, (iii) a proposal to amend the Regulations to reduce the size of the Board of Directors from twelve members to three members and to provide that the directors shall serve as a single class having the same term of office and shall not be divided into three classes having staggered terms, (iv) a proposal to elect three new directors nominated by United Dominion and OAC to fill the vacancies resulting from such removal and reduction of the size of the Board of Directors, (v) a proposal to amend the Articles to repeal Article SIXTH thereof and (vi) a proposal to amend the Regulations to provide that the Ohio Control Share Acquisition Law shall not apply to "control share acquisitions" of Shares, if the acquisition of Common Shares constituting a majority of the voting power of the outstanding Shares by OAC has not yet been authorized by the Company's shareholders pursuant to the Ohio Control Share Acquisition Law or OAC is not otherwise satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer.

  The purpose of the above listed proposals is to facilitate the consummation of the Revised Offer, which the current Board of Directors and management of the Company has determined to be inadequate and not in the best interest of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company, by eliminating provisions which are designed to protect the Company against inadequate offers and to give your Board of Directors flexibility to act in what it is convinced are the best interests of the Company, its shareholders and other constituencies.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS NOT RETURN THE AGENT DESIGNATION REQUESTED BY UNITED DOMINION AND OAC. TO STOP UNITED DOMINION AND OAC FROM USING YOUR COMMON SHARES TO FURTHER THEIR INADEQUATE OFFER, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU (1) DISCARD ANY WHITE AGENT DESIGNATION AND
(2) IF YOU HAVE ALREADY RETURNED A WHITE AGENT DESIGNATION, SIGN, DATE AND RETURN THE ENCLOSED GREEN REVOCATION CARD AS SOON AS POSSIBLE.

RECOMMENDATION BY THE COMPANY'S BOARD OF DIRECTORS

  At a meeting of the Board of Directors held on July 11, 1996, the Board of Directors met with its financial and legal advisers and reviewed the Original Offer of $27.00 per Share. At that meeting, the Board of Directors unanimously concluded that the Original Offer was inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and did not adequately reflect the long-term value or prospects of the Company. In connection with its determination, the Board of Directors considered numerous factors, including but not limited to the factors described in clauses (i) through (ix) of the third succeeding paragraph. At that meeting, the Board of Directors unanimously determined to proceed with the Spin-Off. The Board also unanimously approved the Repurchase Program.

  On July 15, 1996, United Dominion and OAC issued a press release announcing the Revised Offer.

  On July 17, 1996, the Board of Directors of the Company met to review the Revised Offer with its financial and legal advisors. The Board of Directors unanimously concluded that the Revised Offer is inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously reaffirmed the Company's prior determination to proceed with the Spin-Off. The Board of Directors also unanimously reaffirmed the Repurchase Program.

  In reaching its conclusions referred to above, the Board of Directors considered numerous factors, including but not limited to:

    (i) the Board of Directors' familiarity with the business, financial condition, prospects and current business strategy of the Company, the nature of the businesses in which the Company operates and the Board of Directors' belief that the Revised Offer does not reflect the long-term values inherent in the Company;

    (ii) the Company's financial performance in recent years, including its record results for its 1995 fiscal year and three consecutive years of improving operating results, including strong improvements in operating performance and profitability by Cuno;

    (iii) the Company's long-term strategic plan to build value for its shareholders by growing its core businesses (the strategic plan includes, with respect to the Company, the launch of new products, reductions in corporate and operating unit overhead, continued improvement in the Company's German businesses, and increased penetration by the Building Systems division in Central and Eastern European markets and, with respect to Cuno, the development of new products from Cuno's core technologies, decreasing product development cycles, increased customer focus, improved distribution, improved operating efficiencies, and growth though selective acquisitions);

    (iv) the Company's plan to proceed with the Spin-Off, in light of the belief of the Board of Directors and management that:

    -- the Spin-Off should enhance the abilities of the managements of both the Company and Cuno to focus more closely on the objectives of their respective businesses, enhance the two companies' ability to create incentives that align the interests of their management and employees with the performance of their respective companies, and permit Cuno to use its publicly traded stock as a currency for expansion through acquisitions; and

    -- the Spin-Off should enable shareholders of the Company to benefit in the near term from the value of a high-growth, high-multiple business, which has not previously received appropriate market recognition because of the Company's mix of industrial businesses, which typically trade at lower multiples. The Board of Directors took into consideration that there is some risk that the tax-free nature of the Spin-Off could be impacted, with attendant adverse tax consequences to the Company and certain of its shareholders, in the event of an acquisition of the Company by certain third parties (including United Dominion) following a spin-off;

    (v) the Board of Directors' belief that the Repurchase Program will provide investors who desire to obtain liquidity for their investment in the Company with an opportunity to sell all or a portion of their investment in the Company; these shareholders may be more likely to support actions that would make it more difficult for the Company to resist an inadequate bid, which in the view of the Board of Directors would not be in the best interests of the Company, its shareholders and its other constituencies; accordingly, the Repurchase Program may stabilize the Company's base of long-term shareholders and may give long-term shareholders who desire to participate in the benefits of the Spin-Off and the future growth of the Company and Cuno a greater opportunity to do so; the Board of Directors also considered the fact that the Repurchase Program is expected to be accretive to the Company's earnings per Share (assuming the repurchase of 2,500,000 Common Shares at an average price of $29.00 per Common Share and the incurrence by the Company of additional debt of $72.5 million bearing interest at 9% per annum, the Repurchase Program would add an estimated $.06 to fiscal 1996 earnings per Common Share and an estimated $0.14 to fiscal 1997 earnings per Common Share);

    (vi) the Board of Directors' belief, in light of the Company's strategic plan and its plan to proceed with the Spin-Off, that this is not the appropriate time to sell the Company (the Board of Directors' belief was based upon its view that the Spin-Off would unlock the value of a high-growth, high-multiple business which had not received appropriate market recognition because of the Company's mix of industrial businesses, which typically trade at lower multiples, and its view that the Company's strategic plan, including the Spin-Off, would result in greater value to the Company and its shareholders over the long-term);

    (vii) the Board of Directors' belief, based upon its review of the Company's strategic plan described in clause (iii) above, the benefits of the Spin-Off described in clause (iv) above, and the benefits of the Repurchase Program described in clause (v) above, that the interests of the Company, its shareholders and other constituencies would best be served by the Company continuing as an independent entity, proceeding with its plans to effect the Spin-Off, and effecting the Repurchase Program;

    (viii) the oral opinion of Goldman Sachs, the Company's financial advisor, after reviewing with the Board of Directors many of the factors referred to above and other financial criteria used in assessing an offer, that the Revised Offer is inadequate; and

    (ix) the disruptive effect consummation of the Revised Offer would have on the Company's employees, suppliers, customers and the communities where the Company operates.

  On July 29, 1996, the Board of Directors declared a dividend to the holders of Common Shares of 100% of the common stock of Cuno (the "Cuno Common Stock"). The Cuno Common Stock will be distributed on the basis of one share of Cuno Common Stock for each outstanding Common Share, payable to holders of record of Common Shares as of the close of business on August 9, 1996. The distribution of the Cuno Common Stock to the Company's shareholders is expected to take place on the later of either August 19, 1996 or the earliest practicable date after approval of the Cuno Common Stock for trading on the Nasdaq National Market and the commencement of trading. The Spin-Off is also subject to there not being in effect on the distribution date any injunction, order or decree of any court or governmental authority which prohibits or makes illegal the Spin-Off.

  In connection with the Spin-Off, the Company received opinions from Katten Muchin and Fried, Frank, Harris, Shriver & Jacobson to the effect that the Spin-Off should qualify as tax-free under Section 355 of the Internal Revenue Code of 1986 (the "Code"). Such opinions specifically assume, however, that the Revised Offer will not be accepted by shareholders of the Company and neither the Company nor Cuno is acquired in a transaction after the Spin-Off which was initiated prior to the Spin-Off or that could reasonably be anticipated to occur as of the date of the Spin-Off. If that assumption proves inaccurate, there is a significant risk that the Spin-Off will not qualify as a tax-free distribution under Section 355 of the Code. If the Spin-Off does not qualify under Section 355 of the Code, then the Company will be treated as if it sold the stock of Cuno in a taxable transaction, resulting in a substantial tax liability to the Company. In addition, the shareholders who receive the Cuno Common Stock in the Spin-Off will be treated as if they have received a taxable dividend (to the extent of Cuno's accumulated and current earnings and profits) in the amount of the full fair market value of the Cuno Common Stock received. In addition, legislation proposed by the Clinton Administration would render the Spin-Off taxable to the Company if within two years following the Spin-Off there is a more than 50% change in control transaction involving either the Company or Cuno which is related to the Spin-Off. The explanation to the proposed legislation indicates that a hostile acquisition commenced before the Spin-Off occurs may be related. The Clinton Administration proposed that this legislation apply to all transactions occurring after March 19, 1996, although Congressional leaders have indicated that it would not be effective until after appropriate Congressional action. Stockholders who acquire Cuno Common Stock after the Spin-Off will not have any individual federal tax obligation with respect to this potential liability. However, such new stockholders will be impacted by the effect, if any, on Cuno's earnings, financial condition and results of operations from such tax liabilities.

  The certificate of incorporation and the bylaws of Cuno contain provisions that (i) limit a stockholder's ability to act by written consent, (ii) provide for a staggered board of directors, (iii) require an affirmative vote of 80% of the stockholders entitled to vote to remove directors (who can only be removed for cause), to amend certain provisions of the certificate of incorporation or to repeal or amend the bylaws, and (iv) allow the Board of Directors of Cuno, without obtaining stockholder approval, to issue shares of preferred stock having rights that could adversely affect the voting power and economic rights of holders of the Cuno Common Stock. Cuno has also adopted a stockholder rights agreement. Also, Section 203 of the Delaware General Corporation Law restricts certain business combinations with any "interested stockholder" as defined by such statute. Any of the foregoing factors may delay, defer or prevent a change in control of Cuno.

  In connection with the Spin-Off, the Company has entered into a new $190 million credit facility with a group of banks led by Mellon Bank, N.A., which will provide funds for Cuno and, among other purposes, completion of the Repurchase Program. Also, on July 29, 1996, the Board of Directors declared a regular quarterly cash dividend on the Common Shares of $0.135 per share, payable September 13, 1996 to shareholders of record on August 30, 1996.

  On July 30, 1996, the Company filed a Registration Statement on Form 10 (the "Form 10") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the registration of the Cuno Common Stock under the Exchange Act.

  IN LIGHT OF THE BOARD OF DIRECTORS' CONCLUSIONS THAT THE REVISED OFFER IS INADEQUATE, IS NOT IN THE BEST INTERESTS OF THE COMPANY, ITS SHAREHOLDERS AND OTHER CONSTITUENCIES, AND DOES NOT ADEQUATELY REFLECT THE LONG-TERM VALUE OR PROSPECTS OF THE COMPANY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS NOT RETURN THE AGENT DESIGNATION REQUESTED BY UNITED DOMINION AND OAC. TO STOP UNITED DOMINION AND OAC FROM USING YOUR SHARES TO FURTHER THEIR INADEQUATE REVISED OFFER, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU (1) DISCARD ANY WHITE AGENT DESIGNATION AND (2) IF YOU HAVE ALREADY RETURNED A WHITE AGENT DESIGNATION, SIGN, DATE AND RETURN THE ENCLOSED LIGHT-GREEN REVOCATION CARD AS SOON AS POSSIBLE.

  THE RETURN OF A SIGNED REVOCATION CARD OR AGENT DESIGNATION BY A SHAREHOLDER IS INDEPENDENT OF ANY DECISION BY SUCH SHAREHOLDER WHETHER OR NOT TO TENDER SHARES PURSUANT TO UNITED DOMINION'S INADEQUATE REVISED OFFER. THE RETURN OF A SIGNED REVOCATION CARD OR AGENT DESIGNATION BY A SHAREHOLDER IS ALSO INDEPENDENT OF ANY PROXY PREVIOUSLY EXECUTED BY SUCH SHAREHOLDER IN CONNECTION WITH THE 831 SPECIAL MEETING TO BE HELD PURSUANT TO THE OHIO CONTROL SHARE ACQUISITION LAW.

            EFFECT OF EXECUTION AND DELIVERY OF AGENT DESIGNATIONS

  Under the ORC and the Regulations, a special meeting of the Company's shareholders may be called by the Requisite Holders at such time and such place as such Requisite Holders set forth in a written request delivered to the Chairman, President or Secretary of the Company (the "Written Request"). The Regulations provide that, upon receipt of the Written Request by an appropriate officer of the Company, it shall be the duty of such officer to cause notice of the Special Meeting to be given to the Company's shareholders entitled thereto within five business days of receipt of the Written Request; provided that if such officer fails to cause such notice to be given within such time period, then the Requisite Holders may give notice of the Special Meeting to the Company's shareholders. According to the Solicitation Statement, following receipt of Agent Designations from Requisite Holders, the Designated Agents intend to call the Special Meeting and thereupon make delivery, to the President or the Secretary of the Company, of the Written Request requesting such officer forthwith to cause appropriate notice of the Special Meeting to be given to the Company's shareholders entitled thereto. According to the Solicitation Statement, if notice of the Special Meeting is not so given within five business days of delivery of the Written Request, the Designated Agents intend to cause notice thereof to be given to the Company's shareholders as provided in the Regulations. According to the Solicitation Statement, it is the current intention of United Dominion and OAC to designate that the Special Meeting be held as soon as practicable following receipt of Agent Designations from the Requisite Holders, subject to the requirements of the ORC and the Regulations.

  According to the Solicitation Statement, in the Written Request, the Designated Agents will also request that the Board of Directors take action, within such time as is specified in the Written Request, to fix a record date for the determination of the shareholders who are entitled to receive notice of or to vote at the Special Meeting (the "Special Meeting Record Date"). According to the Solicitation Statement, if the Board of Directors fails or refuses, within such specified time, to fix the Special Meeting Record Date, then the Designated Agents intend to fix the Special Meeting Record Date.

  According to the Solicitation Statement, United Dominion and OAC commenced on July 25, 1996 the solicitation of Agent Designations and intend to seek to call the Special Meeting as soon as possible after the date on which United Dominion and OAC have received Agent Designations from holders of 40% of the Shares (excluding Agent Designations from holders of Shares who are not holders on the date United Dominion and OAC deliver a written request to the Company to call the Special Meeting). The Company is soliciting revocations of any Agent Designations which United Dominion and OAC may solicit. As of the date of this Revocation Statement, there are 13,671,332 Common Shares and 1,039,657 Preferred Shares outstanding. Accordingly, United Dominion and OAC are permitted under applicable law to request the calling of a Special Meeting prior to the Record Date, United Dominion and OAC would require Agent Designations from the holders of at least 5,883,396 Shares (excluding the 1,000 Common Shares owned by United Dominion and OAC) in order to call the Special Meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE SOLICITATION BY UNITED DOMINION AND OAC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU NOT SIGN ANY WHITE CONSENT CARD SENT TO YOU BY UNITED DOMINION AND OAC. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED A WHITE AGENT DESIGNATION, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND DELIVER THE ENCLOSED LIGHT-

GREEN REVOCATION CARD AS PROMPTLY AS POSSIBLE, BY FAX OR BY MAIL (USING THE ENCLOSED ENVELOPE), TO MORROW & CO., INC., 909 THIRD AVENUE, 20TH FLOOR, NEW YORK, NEW YORK, 10022, FAX: (212) 754-8362.

  Certain Shares are held of record by LaSalle National Trust, N.A. (which succeeded Mellon Bank N.A. as ESOP Trustee on July 26, 1996), as ESOP Trustee for the ESOPs. The ESOP Trusts contain pass-through voting provisions for the participants of the ESOPs, with Shares that are allocated to a participant's account to be voted by the ESOP Trustee as instructed by the participant and Shares that either are not allocated to any participant's account or are allocated but for which no instruction from the participant has been received by the ESOP Trustee voted by the ESOP Trustee proportionately as the allocated Shares for which instructions were received are voted. PARTICIPANTS IN THE ESOPS CAN ONLY EXECUTE THE LIGHT-GREEN REVOCATION CARD WITH RESPECT TO SHARES HELD IN THE ESOPS ON THEIR BEHALF BY INSTRUCTING THE TRUSTEE ON THE FORM THAT WILL BE PROVIDED TO PARTICIPANTS FOR THAT PURPOSE. According to their Solicitation Statement, United Dominion and OAC believe that, notwithstanding the express terms of the trust document, the ESOP Trustee has a fiduciary duty under ERISA to exercise its discretion with respect to voting Shares held in the ESOPs which are allocated to any participant's account but for which no instructions are received by it and for all Shares held in ESOPs which are not allocated to any participant's account. United Dominion and OAC also believe, according to their Solicitation Statement, that the indemnification provisions in favor of the ESOP Trustee contained in the trust documents, which provide full indemnification for the ESOP Trustee only for actions taken upon the written direction of the participants and in accordance with the terms of the ESOP, violate ERISA. According to their Solicitation Statement, United Dominion and OAC believe that the Department of Labor has successfully advanced similar positions in a federal district court case, Reich v. NationsBank of Georgia, N.A., and Martin v. NationsBank of Georgia, N.A., an earlier opinion in the same proceeding.

  In addition, Common Shares are held of record by National City Bank, N.E., as Plan Trustee for the Plans. The Plan Trusts contain pass-through voting provisions for the participants of the Plans, with Common Shares for which no instruction from the participant has been received by the Plan Trustee voted by the Plan Trustee, in its sole discretion. PARTICIPANTS IN THE PLANS CAN ONLY VOTE COMMON SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE PLAN TRUSTEE ON THE TRUSTEE INSTRUCTION CARD THAT WILL BE PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

  Prior to the Repurchase Program, the Preferred Shares represented approximately 6.2% of the voting power of the Company's outstanding voting securities. In addition, Common Shares held in employee benefit plans represented approximately 4.9% of the voting power of the Company's outstanding voting securities. Assuming the repurchase of 2,500,000 shares pursuant to the Repurchase Program, the Preferred Shares would represent approximately 7.3%, and such Common Shares would represent approximately 5.8%, of the voting power of the Company's outstanding voting securities. If the Preferred Shares were converted to Common Shares and assuming completion of the repurchase, a total of 1,301,082 Common Shares would be issued, representing approximately 9.2% of the voting power of the Company's then outstanding voting securities.

  In connection with the Spin-Off, the ESOP Trustee would have to make a determination, in its discretion, whether to continue to hold the Preferred Shares or to convert prior to the Spin-Off record date into Common Shares and receive Cuno Common Stock in the Spin-Off. If the ESOP Trustee were to convert prior to the record date, based on the number of Common Shares which would be held by the ESOPs, it could continue to hold the Cuno shares following the Spin-Off. If the ESOP Trustee did not convert, however, under the anti-dilution provisions of the Preferred Shares, the Preferred Shares would be entitled to an adjustment in the conversion ratio equal to the result obtained by multiplying the conversion price by a fraction, the numerator of which would be the trading value of the Common Shares prior to the Spin-Off less the fair market value of the Cuno Common Stock, and the denominator of which would be trading value of the Common Shares prior to the Spin-Off.

  Proxies representing Common Shares held of record will include Common Shares allocated to participants under the Dividend Reinvestment Plan for shareholders of the Company. The form of Proxy accompanying this Proxy Statement can be used to vote such Common Shares held under the Dividend Reinvestment Plan.

                                  REVOCATION

  Either a WHITE Agent Designation or a LIGHT-GREEN Revocation Card may be revoked by written notice of revocation to the Company by fax or by mail (using the enclosed envelope), to Morrow & Co., Inc., 909 Third Avenue, 20th Floor, New York, New York, 10022, Fax: (212) 754-8362. Such revocation may be in any form, but must be signed and dated and must clearly express your intention to revoke your previously executed Agent Designation or Revocation Card. THERE WILL BE NO MEETING AT WHICH YOU CAN REVOKE AN AGENT DESIGNATION OR A REVOCATION CARD. Your latest dated card will supersede any earlier-dated card, except that a LIGHT-GREEN Revocation Card that would otherwise act as a revocation will be inoperative and of no effect if delivered after the date, if any, as of which it is determined that United Dominion and OAC have effectively called the Special Meeting. A shareholder's revocation of a previously executed WHITE Agent Designation will have the effect of opposing United Dominion's and OAC's call for the Special Meeting. Any revocation of an Agent Designation will not affect any action taken by the Designated Agents pursuant to the Agent Designation prior to such revocation. In accordance with the ORC, no Agent Designation is valid after the expiration of 11 months after it is made.

  If you have any questions concerning the Company's solicitation of Revocation Cards, or United Dominion's and OAC's solicitation of Agent Designations, please contact Morrow & Co., Inc., at 1-800- 566-9061 (Toll-
Free).

             SPECIAL MEETING PROPOSALS BY UNITED DOMINION AND OAC

  According to the Solicitation Statement, if they obtain sufficient Agent Designations to call a Special Meeting, United Dominion and OAC intend to raise the following proposals ("Special Meeting Proposals") at such meeting:
(i) a proposal to call on the Company's incumbent directors to redeem the Rights associated with the Common Shares pursuant to the Rights Agreement,
(ii) a proposal to remove all incumbent directors of the Company, (iii) a proposal to amend the Regulations to reduce the size of the Board of Directors from twelve members to three members and to provide that the directors shall serve as a single class having the same term of office and shall not be divided into three classes having staggered terms, (iv) a proposal to elect three new directors nominated by United Dominion and OAC to fill the vacancies resulting from such removal and reduction of the size of the Board of Directors, (v) a proposal to amend the Company Articles to repeal Article SIXTH thereof and (vi) a proposal to amend the Company Regulations to provide that the Ohio Control Share Acquisition Law shall not apply to "control share acquisitions" of Shares, if the acquisition of Common Shares constituting a majority of the voting power of the outstanding Shares by Company has not yet been authorized by the Company's shareholders pursuant to the Ohio Control Share Acquisition Law or OAC is not otherwise satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer. On July 24, 1996, United Dominion and OAC filed with the SEC preliminary proxy materials relating to the Special Meeting. These materials indicate that, in addition to the matters described in the Solicitation Statement, United Dominion and OAC intend to propose a resolution calling for an unspecified representative of United Dominion and OAC to preside at the Special Meeting and to seek proxy authority to recess the Special Meeting.

  The purpose of seeking the adoption of the Special Meeting Proposals is to facilitate the consummation of the Revised Offer which the current Board of Directors and management of the Company has determined to be inadequate and not in the best interest of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company by eliminating provisions which are designed to protect the Company against inadequate offers and to give your Board of Directors flexibility to act in what it is convinced are the best interests of the Company, its Shareholders and other constituencies. Accordingly, in the event of a Special Meeting, the Board of Directors intend to oppose each of the Special Meeting Proposals which are described in greater detail in the subsections below.

RESOLUTION CALLING FOR REDEMPTION OF RIGHTS

  According to the Solicitation Statement, United Dominion and OAC intend to propose at the Special Meeting a resolution calling on the Company's incumbent directors to redeem the Rights prior to the time such directors are removed from office. This resolution, if adopted by the shareholders of the Company, will not be binding on the Board of Directors. In the event the Board of Directors fails to redeem the Rights or to take other action under the Rights Agreement to render the Rights inapplicable to the Revised Offer and the Proposed Merger, as explained below, United Dominion and OAC may be unable or unwilling to purchase Common Shares in the Revised Offer and/or to consummate the Proposed Merger, or the purchase of Common Shares in the Revised Offer and the consummation of the Proposed Merger may, due to the restrictions on certain actions by a Board of Directors which is comprised of an Interested Majority (as defined below) described below (the "180-Day Provisions"), be delayed by 180 days from the time nominees of United Dominion are elected as directors of the Company.

  On November 29, 1989, the Board of Directors declared a dividend distribution of one Right for each outstanding Common Share to shareholders of record (the "Rights Record Date") on December 13, 1989. As a result of a 3 for 2 stock split effective as of September 1, 1994, two-thirds of one Right is attached to each outstanding Common Share. When exercisable, each full Right entitles the holder thereof to purchase one one-hundredth of a share of Series A Participating Preferred Shares, no par value, at $75 per share, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

  The Rights are currently attached to all Common Share certificates representing Shares outstanding and no separate Rights certificates have been distributed. On the earlier of (i) a public announcement that, without the prior approval of the Company, a person or group of affiliated or associated persons (an "Acquiring Person") has acquired or obtained the right to acquire the beneficial ownership of securities having 20% or more of the voting power of all outstanding voting securities of the Company or (ii) 10 days (unless such date is extended by the Board of Directors) following the commencement of, or a public announcement of an intention to make, a tender offer or exchange offer which would result in any person or group of related persons becoming an Acquiring Person (the earlier of such dates, the "Distribution Date"), the Rights become exercisable. At its July 17, 1996 meeting, the Board of Directors of the Company resolved to delay a "Distribution Date" under the Rights Agreement pursuant to clause (ii) of the preceding sentence until either (i) the close of business on August 7, 1996 or (ii) such earlier date prior to the expiration date of the Revised Offer as the Board of Directors, or any duly authorized committee thereof, but subsequent resolution duly approved, shall designate.

  Once exercisable, the Rights will be evidenced, with respect to any of the Common Shares certificates outstanding as of the Rights Record Date, by such Common Share certificate together with the Summary of Rights attached as Exhibit C to the Rights Agreement. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Share certificates. From as soon as practicable after the Rights Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates for Common Shares issued after the Rights Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Rights Record Date (with or without the Summary of Rights attached) will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

  If an Acquiring Person becomes such, holders of Rights (other than the Acquiring Person its affiliates and associates) have, for a period of 60 days, the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right, to the extent available, and then a Common Share equivalent having a market value of two times the exercise price of the Right (such Rights collectively, the "Subscription Rights"). If the Revised Offer is consummated, unless the Rights have previously been redeemed or otherwise rendered inapplicable to the purchase of Common Shares pursuant to the Revised Offer, the Subscription Rights would be triggered, which could result in substantial dilution of the interests of United Dominion and OAC. Accordingly, the Company believes that, unless and until the Rights are redeemed or otherwise rendered inapplicable to the Revised Offer, the Revised Offer will not be consummated. Moreover, pursuant to the 180-Day Provisions, if nominees of United Dominion and OAC were to constitute a majority of the Board of Directors, they would be prohibited from redeeming the Rights for 180 days following their election.

  After the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (the date of such announcement, the "Shares Acquisition Date"), if (i) a merger or other business combination occurs in which the Common Shares are exchanged or changed (other than a merger with a person or group who acquired Common Shares pursuant to a Permitted Offer (as defined below) and is offering in the merger not less than the price paid pursuant to the Permitted Offer and the same form of consideration paid) or
(ii) 50% or more of the Company's assets or earning power are sold in one transaction or a series of transactions, each holder of a Right (other than such Acquiring Person) has the right to receive upon exercise that number of Common Shares of the acquiring company having a market value of two times the exercise price of the Right.

  A "Permitted Offer" means a tender offer or exchange offer for all outstanding shares of Common Shares at a price and on terms determined, prior to the purchase of such shares under such tender offer or exchange offer, by at least a majority of the members of the Board of Directors who are not officers of the Company, to be both adequate and otherwise in the best interests of the Company, its shareholders (other than the person on whose behalf the offer is being made) and other relevant constituencies that the Board of Directors may consider under Ohio law, including, without limitation, the constituencies described in Section 1701.59(E) of the ORC. However, in the event that a majority of the Board of Directors is comprised of (i) persons elected at a meeting of shareholders or by shareholder action by written consent who were not nominated by the directors in office immediately prior to such meeting or action by written consent and/or (ii) successors of such persons elected to the Board of Directors for the purpose of either facilitating a transaction with an Interested Person (as defined below) or circumventing directly or indirectly the provisions of the Rights Agreement (such majority, an "Interested Majority"), then for a period of 180 days following the effectiveness of such action no offer by an Interested Person may be deemed a Permitted Offer. "Interested Person" with respect to a transaction means (x) any person who (i) is or will become an Acquiring Person if the transaction were to be consummated without regard to any required approval of the Company and (ii) directly or indirectly proposed or nominated a director of the Company which director (or a successor of such person elected to the Board of Directors for the purpose of either facilitating a transaction with such Interested Person or circumventing directly or indirectly the provisions of the Rights Agreement) is in office at the time of consideration of the transaction in question, or (y) an affiliate or associate of such person. In the event that a majority of the Board of Directors is comprised of an Interested Majority, then for 180 days following the effectiveness of such action, the Company may not exclude from the definition of an Acquiring Person any Interested Person who acquires 20% or more of the Company's outstanding Common Shares.

  At any time prior to the earlier of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Company may, upon action by the Board of Directors in their sole discretion, redeem the Rights, in whole but not in part, at a price of $.01 in cash per Right (the "Redemption Price"), which redemption shall be effective upon action of the Board of Directors in the exercise of their sole discretion. In addition, following the Shares Acquisition Date, the Company may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price provided that such redemption is (i) in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Shares are treated alike, but not involving an Acquiring Person or any person who was an Acquiring Person or (ii) following an event giving rise to, and the expiration of the exercise period for, the Subscription Rights, if and for as long as no person beneficially owns securities representing 20% or more of the voting power of the Company's voting securities. However, if a majority of the Board of Directors is an Interested Majority, then (x) the Rights may not be redeemed for 180 days after such election if such redemption is reasonably likely to have the purpose of facilitating a transaction with an Interested Person and (y) the Rights may not be redeemed if during the 180 day period the Company enters into any agreement reasonably likely to facilitate a transaction with an Interested Person and the redemption is reasonably likely to facilitate such a transaction.

  The Rights expire on the earlier of (i) November 29, 1999, (ii) consummation of a merger transaction with a person or group who acquired Common Shares pursuant to a Permitted Offer, and is offering in the merger the same form of consideration and not less than the price per share paid pursuant to the Permitted Offer or (iii) redemption by the Company.

  Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or receive dividends.

  Any of the provisions of the Rights Agreement may be amended or supplemented by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended or supplemented by the Board of Directors in order to cure any ambiguity, defect or inconsistency, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person). However, if the majority of the Board of Directors is an Interested Majority, then for a period of 180 days following the effectiveness of such action the Rights Agreement may not be amended or supplemented in any manner reasonably likely to have the purpose or effect of facilitating certain business combination transactions with an Interested Person.

  In the event that United Dominion or any affiliates or associates of United Dominion, acting as group, acquire beneficial ownership of 20% or more of the Common Shares pursuant to the Revised Offer or otherwise, such persons will be an Acquiring Person as defined in the Rights Agreement and a Shares Acquisition Date will have occurred.

  United Dominion and OAC commenced litigation (the "District Court Litigation") against the Company and its directors on July 11, 1996 in The United States District Court for the Southern District of Ohio, Eastern Division (the "Court"), seeking, among other things, an order requiring the Board of Directors of the Company to redeem the Rights. See "CERTAIN LEGAL MATTERS" below.

REMOVAL OF CURRENT DIRECTORS AND ELECTION OF NEW DIRECTORS

  According to the Solicitation Statement, at the Special Meeting, United Dominion and OAC intend to propose that all incumbent directors of the Company be removed from office and that the size of the Board of Directors be reduced from twelve to three members. The persons appointed by the proxies to be solicited by United Dominion and OAC for the Special Meeting would vote the Shares represented by such proxies in favor of United Dominion's and OAC's proposals to remove all of the incumbent directors of the Company and, as described below, to amend the Regulations to reduce the size of the Board of Directors from twelve to three members (and, in connection with such reduction in size, to provide that the directors shall serve as a single class with the same term of office).

  Removal of all incumbent directors requires the affirmative vote of a majority of the total voting power of the outstanding Shares.

  According to the Solicitation Statement, United Dominion and OAC also intend to propose that nominees of United Dominion be elected as directors of the Company to fill all of the vacancies created by the removal of the incumbent directors and the reduction of the size of the Board of Directors, each to hold office until a successor has been elected and qualified or until death, resignation or removal. According to the Solicitation Statement, Company shareholders will be provided with information concerning United Dominion's nominees in a proxy statement relating to the Special Meeting which will be forwarded to Company shareholders prior to the Special Meeting.

  The laws of the State of Ohio, under which the Company is organized, provide for cumulative voting for the election of directors if any shareholder gives notice in writing to the President, a Vice President or the Secretary of the Company, not less than 48 hours (unless notice of the meeting has not been given at least 10 days before the date fixed for the meeting, in which case 24 hours) before the time fixed for holding the meeting that such shareholder desires that the voting for the election of directors shall be cumulative, provided that announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary of the Company or by or on behalf of such shareholder. Each shareholder shall then have the right to vote his or her Shares cumulatively at the election; that is, each shareholder shall be entitled to cast a number of votes as shall equal the number of votes represented by such shareholder's Shares on the Special Meeting Record Date multiplied by the number of directors to be elected. A shareholder may cast all such cumulative votes for a single nominee or may allocate them among as many nominees as that shareholder sees fit. According to the Solicitation Statement, in the event the election of directors at the Special Meeting is to be by cumulative voting, United Dominion and OAC intend to seek to have as many of their nominees elected as possible.

AMENDMENTS OF THE REGULATIONS

  According to the Solicitation Statement, United Dominion and OAC intend to propose at the Special Meeting a resolution to amend Article II of the Regulations by replacing Sections 1 and 2 in their entirety with the following language:

    "Section 1. Number. Until changed in accordance with the provisions of
  Section 2 hereof, the Board of Directors of the corporation shall consist of three (3) directors."

    "Section 2. Election and Term. Each director shall hold office until the next annual meeting of shareholders and until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. The election of directors shall, if the number of persons nominated shall be greater than the number of directorships to be filled, be by ballot."

    "The number of directors may be increased or decreased (subject to the condition that in no event shall the number of directors be less than three
  (3)), by resolution adopted by shareholders entitled to exercise a majority of the voting power on such proposal present in person or by proxy at any annual meeting or at any special meeting called for that purpose, provided that no decrease in the number of directors shall of itself have the effect of shortening the term of any incumbent director."

    "The Board of Directors may adopt such further regulations governing the elections of directors, not inconsistent with the foregoing, as shall to the Board of Directors seem proper and expedient."

  In addition, as stated in the Solicitation Statement, United Dominion and OAC intend, if the approval of the Control Share Acquisition has not been obtained or OAC has not otherwise been satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer by the date of the Special Meeting, to propose at the Special Meeting a resolution to amend the Regulations by adding the following Article XI to the Regulations:

         "ARTICLE XI CONTROL SHARE ACQUISITION STATUTE NOT APPLICABLE"

  "Section 1701.831 of the Ohio Revised Code does not apply to "control share acquisitions' (as such term is defined in division (Z)(1) of Section 1701.01 of the Ohio Revised Code) of shares of the corporation."

  The Regulations require the affirmative vote of a majority of the total voting power of the outstanding Shares to approve these amendments to the Regulations.

AMENDMENT OF THE ARTICLES

  Article SIXTH of the Articles ("Article SIXTH") provides that the affirmative vote of holders of 95% of all shares of stock of the Company entitled to vote in the election of directors shall be required to authorize a business combination (as defined in the Articles) with any entity that, directly or indirectly, beneficially owns 30% or more of the Shares as of the record date for the meeting of shareholders at which such authorization is sought unless the consideration to be offered to holders of the outstanding shares complies with certain "fair price" requirements (the "Article SIXTH Requirements"). According to the Solicitation Statement, United Dominion and OAC intend to propose that the Articles be amended to repeal Article SIXTH in its entirety.

  Article SIXTH may be amended or repealed only by the affirmative vote of 95% of all shares of stock of the Company entitled to vote in the election of directors, or by the affirmative vote of at least two-thirds of the outstanding Shares upon the unanimous recommendation of the Board of Directors provided that all of the directors qualify as "continuing directors" at the time such recommendation is made. "Continuing director" is defined to include directors holding office prior to the time that any entity proposing a business combination has acquired 10% or more of the outstanding stock of the Company. Because the Special Meeting will occur prior to the time OAC purchases Common Shares in the Revised Offer, United Dominion's nominees, if elected at the Special Meeting, will qualify as "continuing directors" for purposes of Article SIXTH.

  United Dominion and OAC have requested that the Company's Board of Directors unanimously recommend to the Company shareholders that Article SIXTH be repealed or otherwise amended such that its provisions are inapplicable to the Proposed Merger. Because the Board of Directors believes that the Revised Offer is inadequate, the Board of Directors opposes any action by United Dominion and OAC to repeal or amend Article SIXTH such that its provisions are inapplicable to the Proposed Merger. According to the Solicitation Statement, if the Special Meeting were to be called, OAC expects United Dominion's nominees, if all such persons are elected at the Special Meeting, to take such action as shall result in a unanimous recommendation by the Board of Directors to the Company's shareholders that Article SIXTH be repealed. In the event such recommendation is made, pursuant to Article SIXTH and the ORC, the affirmative vote of holders of two-thirds of the voting power of the total number of outstanding Shares would be sufficient to approve the proposal to repeal Article SIXTH.

ADDITIONAL PROPOSALS

  According to the preliminary proxy materials relating to the Special Meeting filed with the SEC on July 24, 1996, by United Dominion and OAC, United Dominion and OAC also intend to present at the Special Meeting a resolution that the Special Meeting and all adjournments thereof shall be presided over by an individual to be designated by United Dominion and OAC.

  According to the preliminary materials, United Dominion and OAC's proxy agents will vote all shares represented by proxies in favor of adoption of the foregoing resolution. According to the preliminary materials, if this resolution is adopted by the shareholders, the designated special meeting chairman intends to cause the order of business at the Special Meeting to be as set forth in this Proxy Statement. In accordance with the Regulations, adoption of this resolution requires the affirmative vote of the holders of a majority of the voting Shares represented and entitled to vote at the Special Meeting.

  In addition, United Dominion and OAC intend to present at the Special Meeting a resolution that the Special Meeting be recessed for one hour, or for such other reasonable period of time as it shall take the duly appointed inspectors of election for the Special Meeting (the "Inspectors") to determine the results of the votes taken at the Special Meeting in accordance with their obligations pursuant to Section 1701.50(C) of the ORC; and that the Special Meeting be resumed as promptly as practicable after the announcement by the Inspectors of the results of such votes.

  According to United Dominion and OAC's preliminary materials, the recess would operate as an intermission within the Special Meeting and would not end the Special Meeting or destroy its continuity as a single gathering and after which the Special Meeting would be immediately resumed, all in accordance with Robert's Rules of Order to which the Regulations refer for parliamentary questions not otherwise provided in the Regulations. The purpose of the proposed recess would be to give the inspectors of election for the Special Meeting an opportunity to confirm the results of the election of the Company's Board of Directors, so as to enable the newly elected Company's Board of Directors to recommend unanimously the repeal of Article SIXTH of the Articles to the Company's shareholders. According to United Dominion and OAC's preliminary materials, if elected, United Dominion and OAC's nominees expect to report their unanimous recommendation to the Company's shareholders at the resumption of the Special Meeting and prior to the vote of shareholders on the proposal to repeal Article SIXTH described above.

  According to United Dominion and OAC's preliminary materials, they believe that, if at the Special Meeting the designated special meeting chairman has been elected to preside as chairman of the Special Meeting, the designated special meeting chairman would be able to recess the Special Meeting without the vote of the Company's shareholders. However, United Dominion and OAC intend to present this resolution to Company shareholders for their approval in order to eliminate any question as to the validity of such action. United Dominion and OAC's proxy agents intend, if required, to vote all Shares represented by such proxies in favor of the resolution to recess the Special Meeting. Under the Regulations, adoption of this resolution requires the affirmative vote of a majority of the voting Shares represented and entitled to vote at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS WITH RESPECT TO SPECIAL MEETING
PROPOSALS

  The above listed proposals are designed to facilitate the consummation of the Revised Offer, which your Board of Directors and management have determined to be inadequate and not in the best interest of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and not to adequately reflect the long-term value or prospects of the Company.

  THE BOARD OF DIRECTORS WILL RECOMMEND THAT SHAREHOLDERS VOTE AGAINST EACH OF UNITED DOMINION'S AND OAC'S PROPOSALS DESCRIBED ABOVE AND ANY OTHER PROPOSALS BROUGHT BEFORE THE SPECIAL MEETING WHICH ARE DESIGNED TO, OR HAVE THE EFFECT OF, FACILITATING UNITED DOMINION'S INADEQUATE REVISED OFFER.

ADJOURNMENT OF MEETING

  In the event of the Special Meeting, the Board of Directors intends to request, in the proxy solicitation relating to the Special Meeting, authority to initiate and vote for proposals to recess or adjourn the Special Meeting for any reason.

                             CERTAIN LEGAL MATTERS

  On July 11, 1996, United Dominion and OAC commenced the District Court Litigation against the Company, the Board of Directors, the acting Commissioner of Securities of the Ohio Division of Securities, the Ohio Director of Commerce and the State of Ohio. Plaintiffs sought declarations that, among other things, (i) Section 1701.01(CC)(2) of Ohio's Control Share Acquisition Law is unconstitutional because it is claimed to conflict with the United States Constitution, and (ii) the Rights Agreement and the Rights are invalid, unlawful, null and void. Plaintiffs also sought, among other things, to enjoin (i) the enforcement of Sections 1701.01(CC)(2) and 1701.831(E) of Ohio's Control Share Acquisition Law, (ii) the Company's directors from taking any action to enforce or amend the Rights Agreement (other than to redeem the Rights or to amend certain provisions that limit the ability of the Company to redeem the Rights), and (iii) the Company from commencing or prosecuting in any court other than the court in which the action was filed, any action or proceeding relating to the plaintiff's tender offer. Further, the plaintiffs sought an order to compel the Company to redeem the Rights and to amend certain provisions of the Rights Agreement that limit the ability of the Company to redeem the Rights. On July 15, 1996, the Court scheduled a hearing for July 29, 1996 with respect to United Dominion and OAC's motion to enjoin preliminarily the enforcement of Sections 1701.01(CC)(2) and 1701.831(E) of the Ohio Control Share Acquisition Law and the parties are commencing discovery with respect thereto.

  On July 15, 1996, United Dominion and OAC filed an amended complaint asserting as additional claims that the directors of the Company had violated their fiduciary duties to the Company's shareholders by determining to undertake the Repurchase Program, undertaking to effect the Spin-Off and refusing to negotiate with United Dominion and OAC; that the Company's
Schedule 14D-9 contained false and misleading statements in violation of the Exchange Act; and that the Company's repurchase of shares in the Repurchase Program violated the Exchange Act. The plaintiffs sought to enjoin preliminarily and permanently: (1) the Board of Directors from refusing to negotiate with United Dominion and OAC; (2) the Repurchase Program; and (3) the Company from refusing to amend its Schedule 14D-9 with respect to the Repurchase Program and the Spin-Off.

  On July 18, 1996, the Company filed its answer to the amended complaint of United Dominion and OAC denying all substantive allegations and raising, as counterclaims, that there were disclosure violations in the state and federal filing by United Dominion and OAC associated with the Revised Offer. The Company also sought a declaratory judgment that, if United Dominion and OAC obtain proxies representing more than 10% of the voting power of the Company's Common Shares in the election of directors, United Dominion and OAC would be

"interested shareholders" within the meaning of the Ohio Business Combination Law and thus be prohibited from engaging in certain transactions with the Company, including completing their Proposed Merger, for a minimum of three years and thereafter, unless they comply with the Ohio Business Combination Law.

  On July 19, 1996, United Dominion filed a motion in its litigation against the Company seeking leave of the Court to file a Second Amended Complaint. On July 22, 1996, the Company filed a brief opposing United Dominion's motion and challenging its standing to bring additional claims contained in the proposed Second Amended Complaint. Also, on July 23, 1996, the Company filed a motion seeking an order enjoining the Revised Offer and United Dominion's and OAC's associated proxy and Agent Designation solicitations because of certain false and misleading disclosures in materials filed with the SEC. The Company seeks an order requiring United Dominion to make curative disclosures to correct the false and misleading disclosures and enjoining United Dominion's tender offer and associated proxy and agent designation solicitations for a period of time following the curative disclosures.

  On July 24, 1996, United Dominion and OAC filed their reply memorandum in support of their motion for leave to file a Second Amended Complaint. The Court had indicated in a hearing on July 19, 1996, that the Court would endeavor to rule on that motion by the close of business on July 25, 1996, but to date no ruling has been issued.

  On July 25, 1996, the Company filed a motion seeking a temporary restraining order to prevent United Dominion and OAC from distributing proxy solicitation materials seeking Agent Designations for the purpose of calling a Special Meeting. This same issue had been raised in the Company's July 23, 1996 motion for a preliminary injunction, but the Company determined that more expeditious action was warranted in light of United Dominion's and OAC's indications that they intended to begin sending the solicitations of Agent Designations from the Company's shareholders on July 25, 1996. At a hearing held on July 25, 1996, the Court denied the Company's motion.

  On July 31, 1996, the Court said that it would deny United Dominion's motion for a preliminary injunction to declare unconstitutional certain provisions of Ohio's takeover legislation. The Court stated it would enter written opinion and order in a few days. At the 831 Special Meeting, United Dominion's purchase of Shares must be approved by two separate votes: (1) a majority of all Shares represented at the Special Meeting and (2) a majority of all such Shares that are not "interested shares." The result of the denial of United Dominion's injunction motion is that "interested shares" will include Shares acquired after June 27, 1996 by any persons who paid over $250,000 for such Shares.

                          SOLICITATION OF REVOCATIONS

  The costs of the revocation solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by personal interview, e-mail, or by telecopier, none of whom will receive additional compensation for such solicitations. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward its solicitation materials to the beneficial owners of the Common Shares they hold of record and obtain authorization for, and appropriate certification in connection with, the execution of Revocation Cards. The Company will reimburse these record holders for customary mailing expenses incurred by them in forwarding these materials. The Company also has retained Morrow & Co., Inc. to assist the Company in connection with communications with shareholders and to provide other services in connection with the solicitation of proxies or consents and the Revised Offer. The Company will pay Morrow & Co., Inc. $400,000 for its services, including reimbursement for reasonable out-of-pocket expenses.

  Except as described above, neither the Company nor, to the best of the Company's knowledge, any person acting on its behalf has retained any other person to make solicitations or recommendations to security holders on its behalf in connection with the transactions contemplated by the Revised Offer.

OTHER FEES

  Pursuant to a letter agreement dated June 28, 1996 (the "Letter Agreement"), the Company has retained Goldman Sachs as financial advisor with respect to the Revised Offer and certain other possible transactions and Goldman Sachs will act as exclusive financial advisor with respect to any proxy or consent solicitation (including this revocation solicitation) involving United Dominion and OAC. Pursuant to the Letter Agreement, the Company has agreed to pay to Goldman Sachs:

    (a) a fee of $250,000 payable on the date of the Letter Agreement;

    (b) an additional fee of $250,000 in the event of the commencement by United Dominion or any affiliate or other party of a tender offer, payable upon the commencement of the tender offer;

    (c) if 15% or more of the outstanding Shares of the Company are acquired by United Dominion or any other person or group (including the Company), in one or a series of transactions or if all or substantially all of the assets of the Company are transferred, in one or a series of transactions, by way of a sale, distribution or liquidation, an additional fee equal to 0.85% of the aggregate value of all such transactions (in the event at least 50% of the outstanding Shares of the Company are acquired by United Dominion or any other person or group, including the Company, such aggregate value shall be determined as if such acquisition were of 100% of the Shares of the Company);

    (d) if the Company or any other entity formed or owned in substantial part or controlled by the Company or one or more members of senior management of the Company or any employee benefit plan of the Company or any of its subsidiaries effects certain recapitalization transactions not covered by subparagraph (c), a fee (to be negotiated) equal to between 0.85% and 1.0% of the aggregate value of such transaction;

    (e) in the event that the Company acquires the securities or assets of another company or sells, distributes or liquidates all or a portion of the assets of the Company, including any pension-related assets, or sells or distributes securities of the Company, whether such distribution is made by dividend or otherwise, and no fee has become payable to Goldman Sachs with respect to such transaction pursuant to subparagraphs (c) and (d) above, additional fees customary to such transactions based on the aggregate value of the transaction; and

    (f) subject to certain conditions, in the event no transaction of the type described in subparagraphs (c) and (d) has been consummated by January 1, 1997, a fee of $500,000 on each such date as of which no transaction has been consummated: January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998 and April 1, 1998 less any amounts paid under subparagraphs (a) and (b) above.

  Any fees paid pursuant to subparagraphs (a), (b) and (f) above shall be credited against any fees payable pursuant to subparagraphs (d) and (e) above.

  Pursuant to the Letter Agreement, if the Company becomes the subject of, or is threatened with, a contested proxy or consent solicitation by United Dominion or any other party, Goldman Sachs will act as the Company's exclusive financial advisor with regard to such proxy or consent solicitation.

  The Company has also agreed to reimburse Goldman Sachs periodically for its reasonable out-of-pocket expenses, including the fees and disbursements of its attorneys, plus any sales, use or similar taxes (including additions to such taxes, if any) arising in connection with any matter referred to in the Letter Agreement. In addition, the Company has agreed to indemnify Goldman Sachs against certain liabilities, including liabilities under federal securities laws.

  Cuno has entered into a financial advisory agreement with each of Cleary Gull Reiland & McDevitt Inc. and Robert W. Baird & Co. Incorporated (each, an "Advisor"). Each Advisor has agreed to provide assistance in preparing the Form 10 and perform over-the-counter market making and research activities for Cuno following the Spin-Off. Cuno has agreed to pay each Advisor $250,000 for such services plus reimbursement for reasonable expenses. Each agreement contains customary indemnification provisions.

                         INTERESTS OF CERTAIN PERSONS

THE STOCK OPTION AND AWARD PLANS; FORM OF OPTION AGREEMENT

  The Company's Stock Option and Award Plans allow for the grant of a variety of stock incentive instruments, including nonqualified (i.e., not tax-preferred) and incentive stock options, stock appreciation rights, restricted stock and performance shares. For many years, the Company has granted stock options to its key executives to create a direct link between shareholder and executive interests. In the past the Company has also periodically granted time-lapse restricted stock to its key executives.

  The performance share program, first initiated in fiscal 1993, is a longer-term incentive program designed to motivate key executives whose efforts result in the achievement of sustained financial results leading to increased shareholder value. Designed to replace substantially the restricted stock grants previously made to key executives, the Management Evaluation and Compensation Committee of the Board of Directors (the "Committee") believes performance shares better align executive and shareholder financial interests. The Committee selected 63 executives throughout the Company for participation in the performance share program.

  Depending on responsibilities within the Company, performance shares are earned based on average corporate and/or group Return On Equity ("ROE"), divisional operating income and, for certain executives, individual specific objectives over a three-year performance period. In future years, the Committee may consider other measures of shareholder value and performance periods, as appropriate, in light of the Company's strategic objectives. Threshold levels of ROE and, in certain cases, operating income must be achieved before any distributions are made.

  Historically the Company has granted stock options on an annual basis while performance shares are granted every other year. In determining stock option awards, the Committee considers such factors as median competitive award levels, the size of previous stock option awards and Company and individual performance.

  The Company has modified its practice of awarding restricted stock to key executives. Restricted stock is now used only in special circumstances, such as to attract new key executives for employment with the Company and in other similar non-recurring circumstances.

  Pursuant to the terms of the Company's Stock Option and Award Plan of 1989, the Stock Option and Award Plan of 1993 and the Stock Option and Award Plan of 1995 (collectively, the "Stock Option and Award Plans"), the Committee may provide, upon a change of control (as defined in the Stock Option and Award Plans and which would include the consummation of the Revised Offer), that (i) any and all stock appreciation rights outstanding on the date that such change of control is determined to have occurred and any and all stock options awarded under the Stock Option and Award Plans not previously exercisable and vested shall become fully exercisable and vested and (ii) restrictions applicable to any and all restricted stock and performance share awards shall lapse and such shares and awards shall be fully vested.

  Similarly, pursuant to the terms of the Company's form of Option Agreement, the options granted thereunder and not yet exercisable shall become exercisable and vested upon a change of control or a potential change of control (as both terms are defined in the Option Agreement and which would include the consummation of the Revised Offer).

EMPLOYMENT AGREEMENTS

  On July 27, 1994, the Company entered into an Employment Agreement with Paul
J. Powers. Mr. Powers' Employment Agreement expires on February 28, 2000. The Employment Agreement provides for the payment of a base salary which can be increased at the discretion of the Company. Mr. Powers' annual base salary for 1995 was $481,667. Additionally, Mr. Powers shall be eligible to (1) receive cash bonuses as part of the Company's Salaried Employee Incentive Plan ("SEIP"); and (2) participate in other incentive, stock option, profit sharing and similar plans maintained by the Company for the benefit of its executives. In addition, the employment agreement with Mr. Powers provides that in the event of his termination without cause (as defined in his employment agreement), Mr. Powers shall receive a lump sum payment equal to two and one-half times his most recent annual cash compensation. Finally, Mr. Powers will be included in all other employee benefit plans to the extent that he is eligible. Such plans include, but are not limited to, group life insurance plans, hospitalization and medical plans and long-term disability plans.

  On May 18, 1992, the Company entered into an Employment Agreement with Bruce
C. Wheatley and on December 3, 1993, the Company entered into an Employment Agreement with Mark G. Kachur. Mr. Wheatley's Employment Agreement is for a term of three years and Mr. Kachur's Employment Agreement is for a term of three years. The Employment Agreement with Mr. Wheatley provides for a base salary of $200,000 and Mr. Kachur's Employment Agreement provides for a base salary of $240,000. Both employment agreements provide for participation in the Company's SEIP as well as other Company benefit programs, including group life insurance, hospitalization and medical plans. The Employment Agreements also provide for the grant of stock options under certain stock option plans, subject to vesting requirements, and also provide for participation in a supplemental deferred compensation arrangement. In the event of a change in control of the Company, the Employment Agreements provide for a lump sum severance payment in the amount of two years' cash compensation as well as continued participation in Company benefit programs for two years following termination.

TERMINATION BENEFITS

  On February 15, 1988, the Company entered into a Severance Compensation and Consulting Agreement with Paul J. Powers. On September 28, 1989, the Company entered into separate Severance Compensation

Agreements with each of Gilbert M. Manchester, William W. Cushwa, Steven J. Hewitt, Edward J. Barnard, Patrick C. Reardon, Kenneth W. Marcum and Robert A. Calcagni. On June 25, 1992, the Company entered into a Severance Compensation Agreement with John Gilchrist, on July 20, 1992 with Bruce C. Wheatley, on March 25, 1995 with Mark G. Kachur and on February 29, 1996 with Hubert Jacobs van Merlen. The Severance Compensation and Consulting Agreement and the Severance Compensation Agreements are referred to collectively as the "Agreements." The Agreements were the result of a determination by the Board of Directors that it is appropriate and in the best interest of the Company and its shareholders that, in the event of a possible change in control of the Company, the stability and continuity of management would be maintained, free of the distractions incident to any change in control.

  For purposes of the Agreements, a "change in control" shall be deemed to have occurred if (i) there shall be consummated (a) any consolidation or merger of the Company in which the Company is not the continuing surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than the Company or a subsidiary or any employee benefit plan sponsored by the Company or a subsidiary, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or an exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least the majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period is approved by a vote of at least two-thirds of the directors then still in office who were directors in the beginning of such two-year period.

  Benefits are payable under the Agreements only if a change in control has occurred and within two years after such change in control the officer's employment is terminated involuntarily without cause or voluntarily by the officer for reasons such as demotion, reduction in base salary, relocation, loss of benefits or other changes. The principal benefits to be provided to Mr. Powers under his Agreement are (i) a lump sum payment equal to two times his annual cash compensation (base salary and incentive compensation), (ii) continued participation in the Company's employee benefit programs for three years following termination, and (iii) a consulting fee equal to his annual cash compensation in consideration for consulting services over a one-year period after termination. The principal benefits to be provided to Messrs. Manchester, Cushwa, Hewitt, Barnard, Reardon, Marcum, Jacobs van Merlen, Calcagni, Kachur, Wheatley, and Gilchrist under the Agreements are (i) a lump sum payment equal to two times the officer's annual cash compensation (base salary and incentive compensation) and (ii) continued participation in the Company's employee benefit programs for two years following termination. If the officer's termination occurs after age 62, separation payments are reduced by a factor based upon the number of months remaining until the officer reaches age 65. The Agreements are not employment agreements, and do not impair the right of the Company to terminate the employment of the executive with or without cause prior to a change in control, or the right of the executive to voluntarily terminate his employment. Each Agreement generally terminates on the earlier of the date on which the officer reaches age 65 or five years from the date of the Agreement, provided that the term of the Agreement will be automatically extended for additional one-year periods until the officer reaches age 65 or the Company or the officer determines not to extend the Agreement.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information, as of June 30, 1996 (unless a different date is specified in the notes to the table) with respect to (a) each current director of the Company, (b) each of the Named Executive

Officers (as defined in Item 402(a)(3) of Regulation S-K of the Exchange Act) and (c) all directors and executive officers of the Company as a group.

                                    AMOUNT AND NATURE                 PERCENT
                                      OF BENEFICIAL                  OF VOTING
NAME OF BENEFICIAL OWNER                OWNERSHIP                    SHARES**
- ------------------------            -----------------                ---------
William J. Bresnahan...............           300                        *
Charles B. Cushwa III..............       220,380(1)(4)(5)             1.50%
                                                 (8)(12)(16)
William W. Cushwa..................       238,925(1)(2)(3)(4)(6)(7)    1.62%
                                                 (8)(13)(14)(16)(17)
John M. Galvin.....................         5,750(8)                     *
John Gilchrist.....................        32,032(8)(10)(14)             *
Richard J. Hill....................        10,397(8)(9)                  *
Neil D. Humphrey...................         6,635(8)(9)                  *
Hubert Jacobs van Merlen...........        13,103                        *
Mark G. Kachur.....................        32,086(8)                     *
William E. Kassling................         5,000                        *
Gerald C. McDonough................         4,500(8)                     *
C. Edward Midgley..................        10,000                        *
Paul J. Powers.....................       329,041(2)(8)(10)(14)        2.24%
George M. Smart....................         2,750(8)                     *
Don E. Tucker......................       136,855(1)(2)(8)(11)           *
Bruce E. Wheatley..................        34,714(8)(15)                 *
All Directors and Executive
 Officers as a Group (19 people)...     1,198,805                      8.15%

- --------
  * less than 1%

 ** Percent of All Voting Shares based on total outstanding Common Shares and
    Preferred Shares as of August 2, 1996.

 (1) Does not include Common Shares owned by the members of the above-mentioned directors' families who share their homes, as follows: of Mr. Charles Cushwa--947 shares; of Mr. William Cushwa--26,278 shares; and of Mr. Tucker--1,146 shares. Beneficial ownership thereof is disclaimed by the respective directors.

 (2) Includes the beneficial interest in Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the Trustee acting under the provisions of the Employee Savings and Stock Purchase Plan of Commercial Intertech Corp., as follows: Mr. William Cushwa--4,347 shares; Mr. Powers--1,630 shares; and Mr. Tucker-- 9,446 shares.
 (3) Includes Common Shares held by the directors as custodians for their minor children as follows: minor children of Mr. William Cushwa--4,011 shares.
 (4) Charles B. Cushwa III and William W. Cushwa are two of three beneficiaries of a trust, of which they are not trustees, which consists of 294,000 Common Shares the income from which will be paid to the beneficiaries equally during their lives. These shares are not included in the amounts shown in the table.
 (5) Includes 44,000 Common Shares held in trust, in which the children of Charles B. Cushwa III have a remainder interest, and of which National City Bank, N.E. and Charles B. Cushwa III are co-trustees. Beneficial ownership thereof is disclaimed by Mr. Charles B. Cushwa III.

 (6) Does not include 11,250 Common Shares held in trust, of which William W. Cushwa is not a trustee, for the benefit of his child and of which beneficial ownership is disclaimed by Mr. William W. Cushwa.
 (7) Includes 44,000 Common Shares held in trust, in which the children of William W. Cushwa have a remainder interest, and of which National City Bank, N.E. and William W. Cushwa are co-trustees. Beneficial ownership thereof is disclaimed by Mr. William W. Cushwa.
 (8) Includes Common Shares acquirable within 60 days of June 30, 1996 upon exercise of options issued under the Company's Stock Option and Award Plans as follows: Mr. Charles Cushwa--2,250 shares; Mr. William Cushwa-- 1,875 shares; Mr. Galvin--2,250 shares; Mr. Gilchrist--11,250 shares; Mr. Hill--2,250 shares; Mr. Humphrey--1,500 shares; Mr. McDonough--2,250 shares; Mr. Powers--137,250 shares; Mr. Wheatley--11,250 shares; Mr. Kachur--7,500 shares; Mr. Smart--750 shares; and Mr. Tucker--750 shares.
 (9) Includes Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the administrator of the Company's Automatic Dividend Reinvestment Plan, as follows: Mr. Hill--3,147 shares; and Mr. Humphrey--1,485 shares.
(10) Includes in each case 317 Preferred Shares (fractional shares not shown) and the following number of Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the Trustee acting under the provisions of the Company's 401(k) plan: Mr. Gilchrist--441 shares; and Mr. Powers--5,011 shares.
(11) Includes 206 Preferred Shares (fractional shares not shown) and 5,036 Common Shares (fractional shares not shown) credited by the Trustee acting under the provisions of the Company's 401(k) plan.
(12) Includes 38,396 Common Shares held in trust, in which the children of Charles B. Cushwa III have a remainder interest, and of which National City Bank, N.E. and Charles B. Cushwa III are co-trustees. Beneficial ownership thereof is disclaimed by Mr. Charles B. Cushwa III.
(13) Includes 61,000 Common Shares held in trust, in which the children of William W. Cushwa have a remainder interest, and of which National City Bank, N.E. and William W. Cushwa are co-trustees. Beneficial ownership thereof is disclaimed by Mr. William W. Cushwa.
(14) Includes in each case two Common Shares (fractional shares not shown) as a result of participation in the Commercial Intertech Employee Stock Ownership Plan and the following number of Preferred Shares (fractional shares not shown) as a result of participation in the Commercial Intertech Employee Stock Ownership Plan: Mr. William Cushwa--324 shares; Mr. Gilchrist--398 shares; and Mr. Powers--719 shares.
(15) Includes 96 Preferred Shares (fractional shares not shown) and 1,890 Common Shares (fractional shares not shown) held under the provisions of the Company's 401(k) plan. Includes 110 Preferred Shares (fractional shares not shown) as a result of participation in the Commercial Intertech Employee Stock Ownership Plan.
(16) Charles B. Cushwa III and William W. Cushwa are two of three beneficiaries of a trust, of which they are not trustees, containing 75,000 shares distribution of which is dependent upon the resolution of certain probate estate matters. The shares are not included in the amounts shown in the table.
(17) Includes 300 Preferred Shares (fractional shares not shown) and 903 Common Shares (fractional shares not shown) credited by the trustee acting under the provisions of the Company's 401(K) Plan.

  The information set forth above concerning the security holdings of the beneficial owners is based on information received from the persons named. None of such beneficial owners, directly or indirectly, owns beneficially any equity securities of any subsidiary of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The name of any person or "group" (as that term is used in the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities as of June 30, 1996 is set forth below:

                                                      AMOUNT AND
                               NAME AND ADDRESS       NATURE OF     PERCENT  PERCENT OF
                                      OF              BENEFICIAL      OF     ALL VOTING
TITLE OF CLASS                 BENEFICIAL OWNER       OWNERSHIP     CLASS**   SHARES**
- --------------           ---------------------------- ----------    -------  ----------
Common.................. National City Bank, N.E.      989,707(1)    7.24%      6.73%
                         P.O. Box 450
                         Youngstown, OH 44501
Series B Preferred...... LaSalle National Trust, N.A. 1,039,657(2)  100.00%     7.07%
                         P.O. Box 444
                         Pittsburgh, PA 15230

- --------

** Percentage of All Voting Shares and Percent of Class based on total outstanding Common Shares and Preferred Shares as of August 2, 1996.

(1) This figure includes 172,409 Common Shares held in trust by National City Bank, N.E. (trustee) for the benefit of participants in the Employee Savings and Stock Purchase Plan of Commercial Intertech Corp. This figure includes 1,597 Common Shares held in trust by National City Bank (trustee) for the benefit of participants in the Non-Qualified Stock Purchase Plan of Commercial Intertech Corp.

  National City Bank has sole voting power over 644,032 shares, shared voting power over 170,806 shares and no voting power over 174,869 shares. National City Bank has sole investment power over 277,613 shares and shared investment power over 712,094 shares.

(2) This figure represents all of the outstanding Preferred Shares held of record by LaSalle National Trust, N.A. (trustee) for the benefit of participants in the ESOPs. The trust for these plans contains provisions for pass-through voting rights to the employee participants in the plans.

  LaSalle National Trust, N.A. has shared voting power and shared investment power over all Preferred Shares.

                             SHAREHOLDER PROPOSALS

  Proposals of security holders to be presented at the 1997 Annual Meeting of shareholders of the Company must be in proper form and must be received by the Company by October 1, 1996.

                                          By Order of the Board of Directors,

                                          Shirley M. Shields,
                                          Secretary

Youngstown, Ohio

August 2, 1996

                          INFORMATION AS TO DIRECTORS

                                   PRINCIPAL OCCUPATION OR              YEAR FIRST     YEAR TERM
NAME (AGE)                               EMPLOYMENT                 ELECTED A DIRECTOR  EXPIRES
- ----------                ----------------------------------------  ------------------ ---------
William J. Bresnahan      President of Hynes Industries. Mr.               1995          1997
 (45)...................  Bresnahan received his bachelor of science degree in Business
                          Administration from Youngstown State
                          University and his master's degree in
                          Business Administration from the
                          University of Pittsburgh. He held sales
                          and marketing positions with Proctor &
                          Gamble and Pharmacia, Inc. before
                          joining Hynes Industries in 1980. He
                          held sales and general management
                          positions at Hynes Industries until he
                          was named President in 1989. Mr.
                          Bresnahan is a director of the Mahoning
                          National Bank, Youngstown, Ohio.
William W. Cushwa (58)..  Vice President Planning and Assistant            1975          1997
                          Treasurer of the Company. Mr. Cushwa
                          received his bachelor of arts degree
                          from the University of Notre Dame and
                          his master's degree in Business
                          Administration from Case Western Reserve
                          University. Mr. Cushwa joined the
                          Company in 1960, was elected Assistant
                          Treasurer in 1969, and Director of
                          Corporate Planning in 1977 and was
                          elected to his current position in 1983.
Neil D. Humphrey (67)...  President Emeritus of Youngstown State           1985          1997
                          University, having retired as President
                          in 1992 after eight years in that
                          position. Dr. Humphrey received his
                          bachelor of arts degree from Idaho State
                          University, his master of science degree
                          in Government Management from the School
                          of Business Administration of the
                          University of Denver, and his doctorate
                          degree in Education from Brigham Young
                          University. His prior experience
                          includes 10 years as Chancellor of the
                          University of Nevada System. He also
                          served as Budget Director for the State
                          of Nevada.
C. Edward Midgley (58)..  Advisory Director, PaineWebber,                  1995          1997
                          Incorporated. Mr. Midgley received his
                          bachelor of arts degree in Economics
                          from Princeton University and his
                          master's degree in Business
                          Administration from Harvard Business
                          School. Until 1994, he was Co-Head of
                          Investment Banking, Executive Managing
                          Director, Head of Mergers and
                          Acquisitions and Member of the Board of
                          Directors of Kidder, Peabody & Co.
                          Incorporated. He has served as Managing
                          Director, Partner and Head of Corporate
                          Finance/Client Coverage Group at Bankers
                          Trust Company; Vice Chairman, Office of
                          the Chief Executive at Fieldcrest
                          Cannon, Inc.; and Vice Chairman at
                          Amoskeag Company.

                                  PRINCIPAL OCCUPATION OR              YEAR FIRST     YEAR TERM
NAME (AGE)                              EMPLOYMENT                 ELECTED A DIRECTOR  EXPIRES
- ----------               ----------------------------------------  ------------------ ---------
Gerald C. McDonough      Retired in July 1988 as Chairman of the          1992          1998
 (67)................... Board of Directors and Chief Executive
                         Officer of Leaseway Transportation
                         Corporation. Mr. McDonough received his
                         bachelor's degree in Business
                         Administration from Case Western Reserve
                         University. Mr. McDonough is a director
                         of York International, York,
                         Pennsylvania, Brush-Wellman Corporation,
                         Cleveland, Ohio, and Associated Estates
                         Realty Corporation, Cleveland, Ohio, and
                         a Trustee of the Fidelity Funds, Boston,
                         Massachusetts.
Paul J. Powers (60)..... Chairman, President, Chief Executive             1984          1998
                         Officer and Chief Operating Officer of
                         the Company. Mr. Powers received his
                         bachelor's degree in Economics from
                         Merrimack College and his master's
                         degree in Business Administration from
                         George Washington University. Mr. Powers
                         joined the Company in 1982 as Group Vice
                         President of Hydraulics, was elected
                         President and Chief Operating Officer in
                         1984 and was elected Chairman and Chief
                         Executive Officer in 1987. Mr. Powers is
                         a director of Ohio Edison Company,
                         Akron, Ohio, Twin Disc, Inc., Racine,
                         Wisconsin, and Global Marine, Inc.,
                         Houston, Texas. Mr. Powers is also
                         Chairman and Chief Executive Officer of
                         Cuno.
George M. Smart (50).... President and Chairman of the Board of           1995          1998
                         Directors of Phoenix Packaging
                         Corporation. Mr. Smart received his
                         bachelor of science degree from The
                         Defiance College and his master's degree
                         in Business Administration from Wharton
                         School, University of Pennsylvania. He
                         was President and CEO of Central States
                         Can Co. from 1978 to 1993. He has been
                         President and Chairman of Phoenix
                         Packaging Corporation since 1993.
                         Mr. Smart is a director of Phoenix
                         Packaging Corporation, North Canton,
                         Ohio, Belden & Blake Corporation, North
                         Canton, Ohio, Ohio Edison Company,
                         Akron, Ohio, and The Defiance College,
                         Defiance, Ohio.
Don E. Tucker (67)...... Retired Senior Vice President and Chief          1977          1998
                         Administrative Officer of the Company.
                         Mr. Tucker received his bachelor of arts
                         degree from Aurora College and his
                         bachelor of law degree from Yale
                         University. Mr. Tucker joined the
                         Company in 1972 as General Counsel and
                         Assistant Secretary, was elected Senior
                         Vice President and Chief Administrative
                         Officer in 1984 and retired in 1993. Mr.
                         Tucker is a director of Bank One
                         Youngstown N.A., Youngstown, Ohio.

                                  PRINCIPAL OCCUPATION OR              YEAR FIRST     YEAR TERM
NAME (AGE)                              EMPLOYMENT                 ELECTED A DIRECTOR  EXPIRES
- ----------               ----------------------------------------  ------------------ ---------
Charles B. Cushwa, III   Director of Cushwa Center for                    1972          1999
 (61)................... Entrepreneurship, Youngstown State
                         University since 1988. Mr. Cushwa
                         received his bachelor of arts degree in
                         Sociology and his master of arts degree
                         in Economics from the University of
                         Notre Dame. Mr. Cushwa joined the
                         Company in 1961 and held various
                         management positions with the Company
                         until retiring in 1988 as the Secretary
                         of the Company. Mr. Cushwa is a director
                         of Home Savings and Loan Company of
                         Youngstown, Youngstown, Ohio.
John M. Galvin (63)..... Private Investor and consultant                  1993          1999
                         following retirement in 1992. He was
                         Vice Chairman and director of The Irvine
                         Company from 1987 to 1992. He received
                         his bachelor's degree in Business
                         Administration from Indiana University.
                         He has served as President of the Rust
                         Group of Austin, Texas; as Senior Vice
                         President of Aetna Life and Casualty;
                         and as Chief Executive Officer of
                         Aetna's International and Diversified
                         Business Division. Mr. Galvin is a
                         Director of Global Marine, Inc. of
                         Houston, Texas and Oasis Residential
                         Inc. of Las Vegas, Nevada.
Richard J. Hill (65).... Retired in 1990 as Certified Public              1993          1999
                         Accountant with Hill, Barth & King,
                         CPAs, a regional certified public
                         accounting firm operating in Ohio,
                         Pennsylvania and Florida. Mr. Hill
                         formerly was a general partner and
                         chairman of the Executive Committee of
                         Hill, Barth & King. He received his
                         bachelor's degree in Business
                         Administration from Youngstown State
                         University. Mr. Hill is a director of
                         Penelmatic, Inc., Youngstown, Ohio.
William E. Kassling      Chairman, Chief Executive Officer and            1996          1999
 (51)................... President of Westinghouse Air Brake
                         Company. Mr. Kassling received his
                         bachelor of science degree in Industrial
                         Management from Purdue University and
                         his master's degree in Business
                         Administration.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The principal Executive Officers of the Company and their recent business experience are as follows:

             NAME                              OFFICE HELD                 AGE
             ----                              -----------                 ---
Paul J. Powers................ Chairman of the Board of Directors,          60
                               President and Chief Executive Officer
Hubert Jacobs van Merlen...... Senior Vice President and Chief Financial
                               Officer                                      41
Bruce C. Wheatley............. Senior Vice President--Administration        54
Mark G. Kachur................ Senior Vice President--Fluid Purification    52
Robert A. Calcagni............ Group Vice President--Building Systems and
                               Metal Products                               55
John Gilchrist................ Group Vice President--Hydraulic Systems      50
William G. Welker............. Group Vice President                         65
William W. Cushwa............. Vice President--Planning, Assistant
                               Treasurer & Director                         58
Gilbert M. Manchester......... Vice President and General Counsel           51
Steven J. Hewitt.............. Controller                                   46

  None of the Executive Officers are related and they are elected from year to year or until their successors are duly elected and qualified.

  All of the Executive Officers have been continuously employed by the Company for more than five years except Mr. Mark Kachur and Mr. Bruce Wheatley.

                           COMMERCIAL INTERTECH CORP.
    THIS REVOCATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IN OPPOSITION TO THE SOLICITATION OF AGENT DESIGNATIONS BY UNITED DOMINION
              INDUSTRIES LIMITED AND OPUS ACQUISITION CORPORATION

  The undersigned shareholder, acting with regard to all common shares, par value $1.00 per share (the "Common Shares"), of Commercial Intertech Corp., an Ohio corporation, owned by such shareholder, hereby REVOKES any previously executed Agent Designation requesting the call of a special meeting of shareholders (the "Special Meeting") described in the Solicitation Statement of United Dominion Industries Limited and Opus Acquisition Corporation dated July 24, 1996. THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED AGENT DESIGNATION REQUESTING THE CALL OF THE SPECIAL MEETING BY PROPERLY SIGNING, DATING AND RETURNING THIS REVOCATION CARD.

                                    PLEASE SIGN THIS REVOCATION
                                    CARD EXACTLY AS YOUR NAME
                                    APPEARS HEREON. IF SIGNING AS
                                    ATTORNEY, ADMINISTRATOR,
                                    EXECUTOR, GUARDIAN OR TRUSTEE,
                                    PLEASE GIVE TITLE AS SUCH. IF A
                                    CORPORATION, THIS SIGNATURE
                                    SHOULD BE THAT OF AN AUTHORIZED
                                    OFFICER WHO SHOULD STATE HIS OR
                                    HER TITLE. IF A PARTNERSHIP,
                                    SIGN IN PARTNERSHIP NAME BY
                                    AUTHORIZED PERSON.

                                    Date:        , 1996

                                    ___________________________________________
                                                     Signature

                                    ___________________________________________
                                             Signature if held jointly

                           CONFIDENTIAL INSTRUCTIONS
                          TO: NATIONAL CITY BANK, N.E.
                          AS TRUSTEE ON BEHALF OF THE
                    EMPLOYEE SAVINGS AND STOCK PURCHASE PLAN
                         OF COMMERCIAL INTERTECH CORP.
                                  ("TRUSTEE")
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   IN OPPOSITION TO THE SOLICITATION OF AGENT DESIGNATIONS BY UNITED DOMINION
              INDUSTRIES LIMITED AND OPUS ACQUISITION CORPORATION
  The undersigned hereby directs the Trustee to revoke any Agent Designation requesting the call of a special meeting of shareholders (the "Special Meeting") described in the Solicitation Statement of United Dominion Industries Limited and Opus Acquisition Corporation dated July 24, 1996, previously executed by the Trustee in accordance with instructions provided by the undersigned with respect to Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan.

  THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED INSTRUCTION CARD DIRECTING THE TRUSTEE TO EXECUTE AN AGENT DESIGNATION BY PROPERLY SIGNING, DATING AND RETURNING THIS INSTRUCTION CARD. THE TRUSTEE MAKES NO RECOMMENDATION AS TO THIS MATTER.
  PLEASE SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS INSTRUCTION CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.
Dated:     , 1996

                           ____________________________________________________
                                         Signature of Participant

                           ____________________________________________________
                                          Social Security Number


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



                           CONFIDENTIAL INSTRUCTIONS
                          TO: NATIONAL CITY BANK, N.E.
                          AS TRUSTEE ON BEHALF OF THE
                       NON-QUALIFIED STOCK PURCHASE PLAN
                         OF COMMERCIAL INTERTECH CORP.
                                  ("TRUSTEE")
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   IN OPPOSITION TO THE SOLICITATION OF AGENT DESIGNATIONS BY UNITED DOMINION
              INDUSTRIES LIMITED AND OPUS ACQUISITION CORPORATION
  The undersigned hereby directs the Trustee to revoke any Agent Designation requesting the call of a special meeting of shareholders (the "Special Meeting") described in the Solicitation Statement of United Dominion Industries Limited and Opus Acquisition Corporation dated July 24, 1996, previously executed by the Trustee in accordance with instructions provided by the undersigned with respect to Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan.
  THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED INSTRUCTION CARD DIRECTING THE TRUSTEE TO EXECUTE AN AGENT DESIGNATION BY PROPERLY SIGNING, DATING AND RETURNING THIS INSTRUCTION CARD. THE TRUSTEE MAKES NO RECOMMENDATION AS TO THIS MATTER.
  PLEASE SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS INSTRUCTION CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.
Dated:     , 1996

                           ____________________________________________________
                                         Signature of Participant

                           ____________________________________________________
                                          Social Security Number


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


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        CONFIDENTIAL INSTRUCTIONS TO: LASALLE NATIONAL TRUST, N.A.
                AS TRUSTEE ON BEHALF OF THE COMMERCIAL INTERTECH
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                  ("TRUSTEE")
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   IN OPPOSITION TO THE SOLICITATION OF AGENT DESIGNATIONS BY UNITED DOMINION
              INDUSTRIES LIMITED AND OPUS ACQUISITION CORPORATION

  The undersigned hereby directs the Trustee to revoke any Agent Designation requesting the call of a special meeting of shareholders (the "Special Meeting") described in the Solicitation Statement of United Dominion Industries Limited and Opus Acquisition Corporation dated July 24, 1996, previously executed by the Trustee in accordance with instructions provided by the undersigned with respect to Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan.

  THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED INSTRUCTION CARD DIRECTING THE TRUSTEE TO EXECUTE AN AGENT DESIGNATION BY PROPERLY SIGNING, DATING AND RETURNING THIS INSTRUCTION CARD. UNALLOCATED SHARES WILL BE HANDLED BY THE TRUSTEE IN PROPORTION TO THE NUMBER OF SHARES ASSOCIATED WITH RETURNED AGENT DESIGNATION CARDS (WHICH HAVE NOT BEEN REVOKED) TO UNRETURNED AGENT DESIGNATION CARDS. The Trustee makes no recommendation as to this matter

  PLEASE SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS INSTRUCTION CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.

Dated:          , 1996

                           ____________________________________________________
                                         Signature of Participant

                           ____________________________________________________
                                          Social Security Number

                              NOTE: Please sign your name exactly as it
                            appears in print. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

        CONFIDENTIAL INSTRUCTIONS TO: LASALLE NATIONAL TRUST, N.A.
                AS TRUSTEE ON BEHALF OF THE COMMERCIAL INTERTECH
                  RETIREMENT STOCK OWNERSHIP AND SAVINGS PLAN
                                  ("TRUSTEE")
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   IN OPPOSITION TO THE SOLICITATION OF AGENT DESIGNATIONS BY UNITED DOMINION
              INDUSTRIES LIMITED AND OPUS ACQUISITION CORPORATION

  The undersigned hereby directs the Trustee to revoke any Agent Designation requesting the call of a special meeting of shareholders (the "Special Meeting") described in the Solicitation Statement of United Dominion Industries Limited and Opus Acquisition Corporation dated July 24, 1996, previously executed by the Trustee in accordance with instructions provided by the undersigned with respect to Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan.

  THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED INSTRUCTION CARD DIRECTING THE TRUSTEE TO EXECUTE AN AGENT DESIGNATION BY PROPERLY SIGNING, DATING AND RETURNING THIS INSTRUCTION CARD. UNALLOCATED SHARES WILL BE HANDLED BY THE TRUSTEE IN PROPORTION TO THE NUMBER OF SHARES ASSOCIATED WITH RETURNED ASSET DESIGNATION CARDS (WHICH HAVE NOT BEEN REVOKED) TO UNRETURNED AGENT DESIGNATION CARDS. The Trustee makes no recommendation as to this matter.

  PLEASE SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS INSTRUCTION CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.

Dated:          , 1996

                      _________________________________________________________
                                      Signature of Participant

                      _________________________________________________________
                                       Social Security Number

                          NOTE: Please sign your name exactly as it appears in
                        print. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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